EXHIBIT 99.2

        March 31, 2003
           ---------------------------------------

                                SUPPLEMENTAL
                                INFORMATION







        RegencyCenters






                               INVESTOR RELATIONS
                                 Diane Ortolano
                          121 W. Forsyth St., Suite 200
                             Jacksonville, FL 32202
                                 (904) 598-7727

ABOUT REGENCY
--------------------------------------------------------------------

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. Regency's total assets before depreciation exceed $3 billion.

As of March 31, 2003, the Company owned 261 retail properties, including those held in joint venture partnerships, totaling 29.6 million square feet and located in high growth markets throughout the United States. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

The quality of Regency's portfolio, anchored by preeminent supermarket chains such as Kroger, Publix, Safeway and Albertson's, draws over 14,000 shopper visits per week. In addition, 77% of the portfolio is leased to national and regional retailers. This quality combination of tenants has enabled occupancy rates to remain above 93% for the past seven years.

Regency's operating and development expertise continues to create value from the operating portfolio and from new development opportunities. In 2002 Regency successfully leased 84% of space in $505 million of developments in process. 2003 promises another year of growth with over $300 million projected for investment.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new investments and developments. This program has afforded the Company an investment grade-rated balance sheet.

Regency's portfolio of market-dominant anchors and above average demographic locations attract over 14,000 customer visits per week into each of our shopping centers. We also have a proprietary database that helps build and nourish relationships with premier side shop retailers to ensure a quality tenant mix.

Regency has centers located in the top markets in the country and has 19 offices nation-wide. The Company is listed on the New York Stock Exchange and is traded under the symbol REG. There is also a preferred class of shares that trade under REG PrC.

Please visit our web site at www.RegencyCenters.com for more information.

SUPPLEMENTAL INFORMATION   TABLE OF CONTENTS
March 31, 2003
----------------------------------------------------------------


QUARTER HIGHLIGHTS ...........................................................1
------------------

FINANCIAL INFORMATION:
---------------------

Summary Financial Information.................................................2

Consolidated Balance Sheet....................................................3

Consolidated Statement of Operations (FFO format).............................4

Funds from Operations.........................................................5

Consolidated Statement of Operations (GAAP format)............................6

Basic and Diluted Per Share Calculation (EPS and FFOPS).......................7

Outstanding Debt Summary....................................................8-9

Acquisitions, Dispositions and Sales .....................................10-12

Development Summary.......................................................13-14

Investments in Real Estate Partnerships......................................15

Unconsolidated Real Estate Partnerships Balance Sheet........................16

Unconsolidated Real Estate Partnerships Statements of Operations.............17

Securities Issued Other than Common Stock....................................18


REAL ESTATE INFORMATION:
-----------------------

Summary Real Estate Information..............................................19

Real Estate Status Report.................................................20-26

Significant Tenant Rents.....................................................27

10 Year Lease Expiration Table...............................................28


FORWARD-LOOKING INFORMATION:
---------------------------
Earnings and Valuation Guidance..............................................29

FFO per Share Guidance Reconciliation........................................30

QUARTER HIGHLIGHTS
--------------------------------------------------------------------

                                Operating Results
                For the first quarter of 2003, same property NOI growth was 1.6%. Operating properties were 95% leased, with a renewal percentage of 71% in the first quarter. As of March 31, 2003, 556,209 square feet of GLA was renewed or newly leased through 273 leasing transactions. Rent growth remained strong at 9.7%.

                                Financial Results
                Net income for the quarter was $17.9 million, or $0.30 per diluted share. Funds From Operations were $40.3 million, or $0.65 per diluted share.

                              Development Activity
                Regency began development of two new centers in the first quarter: McMinnville Market Center in Oregon and Hermosa Beach in California. For more information, please see page 13.

                              Acquisition Activity
                During the quarter, Regency purchased Frankfort Crossing Shopping Center in Frankfort, IL. The 107,734 square foot, Jewel (Albertson's) anchored, shopping center is located approximately 40 miles southwest of Chicago. For more information, please see page 10.

                              Disposition Activity
                Regency sold three operating properties and one development property in the first quarter: Tequesta Shoppes in Tequesta, FL, Redlands Marketplace in Grand Junction, CO, Sedgefield Village in Greensboro, NC and the Regency-Macquarie CountryWide joint venture sold Oakley Plaza in Asheville, NC. For more information on the dispositions, please see pages 11 & 12.

SUMMARY FINANCIAL INFORMATION
March 31, 2003
--------------------------------------------------------------------------------

                                                       Financial Results

                                                            Three Months Ended                     Year to Date
                                                            ------------------                     ------------
                                                             2003           2002             2003              2002
                                                            Actual         Actual           Actual            Actual
                                                            ------         ------           ------            ------

Net Income for common stockholders                       $17,924,452     $24,518,035      $17,924,452       $24,518,035
----------------------------------
              Basic EPS                                        $0.30           $0.42            $0.30             $0.42
              Diluted EPS                                      $0.30           $0.42            $0.30             $0.42
              Diluted EPS per share growth rate               -28.6%                           -28.6%

Funds from Operations (FFO)                              $40,328,307     $39,966,614      $40,328,307       $39,966,614
---------------------------
              FFO per share - Basic                            $0.66           $0.67            $0.66             $0.67
              FFO per share - Diluted                          $0.65           $0.65            $0.65             $0.65
              Diluted FFO per share growth rate                 0.0%                             0.0%

Dividends paid per share and unit                             $0.520          $0.510           $0.520            $0.510
---------------------------------
              Payout ratio of Diluted FFO per share            80.0%           78.5%            80.0%             78.5%
              Payout ratio of Diluted AFFO per share           91.2%           94.4%            91.2%             94.4%

Interest Coverage Ratios
              Interest only                                      3.0             2.9              3.0               2.9
              Capitalized  interest                       $2,784,675      $3,797,547       $2,784,675        $3,797,547
              Fixed Charge (debt svc + preferred
                 dividends)                                      1.9             2.0              1.9               2.0

                                                       Capital Information

                                                        Current          YTD Change         12/31/02          12/31/01
                                                    =================================   ===============================

Closing common stock price per share                          $32.95          $0.55            $32.40            $27.75
High                                                          $33.53                           $32.40            $27.75
Low                                                           $30.40                           $25.22            $20.75
                                                    =================                   ===============================
YTD Shareholder Return                                          3.3%

Common shares and Equivalents Outstanding                 61,900,744        388,850        61,511,894        60,644,594

Market equity value of Common and Convertible shares      $2,039,630        $46,644        $1,992,985        $1,682,887
Preferred Units                                             $309,000       -$75,000          $384,000          $384,000
Outstanding debt (000's)                                  $1,429,910        $96,386        $1,333,524        $1,396,721
                                                    --------------------------------   --------------------------------
Total market capitalization (000's)                       $3,778,539        $68,030        $3,710,509        $3,463,608
Debt to Total Market Capitalization                            37.8%                            35.9%             40.3%
                                                    =================                  ================================

Total real estate investments at cost (000's)             $3,168,098        $72,114        $3,095,983        $3,156,831
Debt to Total Assets, at Cost before Depreciation              43.1%                            40.2%             42.2%
                                                    =================                  ================================

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding                                 60,404,451              -        59,557,036        57,601,451
Exchangeable O.P Units held by minority interests          1,496,293              -         1,504,458         1,555,636
Series 2 Cumulative Convertible Preferred Stock                    0                          450,400         1,487,507
                                                    -----------------                  --------------------------------
Total Common Shares & Equivalents                         61,900,744              -        61,511,894        60,644,594
                                                    =================                  ================================

(a) includes all capitalized costs on all operating properties not undergoing development or significant revenue enhancing redevelopment.

BALANCE SHEET
For the Periods Ended March 31, 2003 and December 31, 2002 and 2001
--------------------------------------------------------------------------------

Assets                                                            2003                 2002              2001
------                                                            ----                 ----              ----

Real Estate Investments:
  Operating properties                                   $      2,789,727,933        2,688,756,594     2,515,042,827
  Properties in development                                       253,232,722          276,085,435       408,437,476
                                                           -------------------   ------------------------------------
                                                                3,042,960,655        2,964,842,029     2,923,480,303
  Operating properties held for sale                                        0            5,658,905       158,121,462
  Less:  accumulated depreciation                                 261,251,148          244,595,928       202,325,324
                                                           -------------------   ------------------------------------
                                                                2,781,709,507        2,725,905,006     2,879,276,441
  Investments in real estate partnerships                         125,136,875          125,482,151        75,229,636
                                                           -------------------   ------------------------------------
      Net real estate investments                               2,906,846,382        2,851,387,157     2,954,506,077

Cash and cash equivalents                                          28,273,745           56,447,329        27,853,264
Notes receivable                                                   30,877,475           56,630,876        32,504,941
Tenant receivables, net of allowances for
   uncollectible accounts                                          34,775,383           47,983,160        47,723,145
Deferred costs, less accumulated amortization                      36,930,152           37,367,196        34,399,242
Other assets                                                       16,034,832           19,112,148        12,327,567
                                                           -------------------   ------------------------------------

                                                         $      3,053,737,969        3,068,927,866     3,109,314,236
                                                           ===================   ====================================

Liabilities and Stockholders' Equity
------------------------------------
Notes payable                                            $      1,251,159,768        1,253,524,045     1,022,720,748
Unsecured line of credit                                          178,750,000           80,000,000       374,000,000
                                                           -------------------   ------------------------------------
              Total Notes Payable                               1,429,909,768        1,333,524,045     1,396,720,748
                                                           -------------------   ------------------------------------

Tenant security and escrow deposits                                 9,185,789            8,847,603         8,656,456
Accounts payable and other liabilities                             58,204,057           83,977,263        73,434,322
                                                           -------------------   ------------------------------------
              Total liabilities                                 1,497,299,614        1,426,348,911     1,478,811,526
                                                           -------------------   ------------------------------------

Preferred units                                                   302,325,891          375,403,652       375,403,652
Exchangeable operating partnership units                           29,914,215           30,629,974        32,108,191
Limited partners' interest in consolidated partnerships            16,358,120           14,825,256         3,940,011
                                                           -------------------   ------------------------------------
              Total minority interests                            348,598,226          420,858,882       411,451,854
                                                           -------------------   ------------------------------------

Stockholders' Equity
--------------------
Convertible preferred stock                                                 0           10,505,591        34,696,112
Common stock, $.01 par                                                643,833              634,804           609,955
Additional paid in capital, net of Treasury stock               1,300,181,625        1,290,109,653     1,260,233,020
Distributions in excess of net income                             (92,985,329)         (79,529,975)      (68,226,276)
Stock loans                                                                 0                    0        (8,261,955)
                                                           -------------------   ------------------------------------
     Total Stockholders' Equity                                 1,207,840,129        1,221,720,073     1,219,050,856
                                                           -------------------   ------------------------------------
                                                         $      3,053,737,969        3,068,927,866     3,109,314,236
                                                           ===================   ====================================

Other Summary Information
-------------------------
                                                                                  2003                 2002
                                                                                  ----                 ----
Fixed Charge Coverage Ratio                                                         1.9                  2.0
Interest Coverage Ratio                                                             3.0                  3.6
Debt to Real Assets, at cost before depreciation                                  45.1%                43.1%

Unsecured Assets to Total Real Estate Assets                                      81.9%                81.9%
Unsecured NOI to Total NOI                                                        85.0%                85.0%

CONSOLIDATED STATEMENTS OF OPERATIONS
(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)
For the Periods Ended March 31, 2003 and 2002
--------------------------------------------------------------------------------


                                                            Three Months Ended                        Year to Date
                                                            ------------------                        ------------
                                                             2003              2002                 2003              2002
                                                            Actual            Actual               Actual            Actual
Real Estate Revenues:
  Minimum rent                                           $70,165,341        $71,938,429          $70,165,341       $71,938,429
  Percentage rent                                            309,895            653,581              309,895           653,581
  Recoveries from tenants                                 19,117,304         18,843,462           19,117,304        18,843,462
  Other tenant income                                      1,867,021          1,931,870            1,867,021         1,931,870
                                                    ------------------------------------   ------------------------------------
                                                          91,459,561         93,367,342           91,459,561        93,367,342
                                                    ------------------------------------   ------------------------------------
Real Estate Operating Expenses:
  Operating and maintenance                               13,463,116         12,465,068           13,463,116        12,465,068
  Real estate taxes                                       10,227,030         10,830,085           10,227,030        10,830,085
                                                    ------------------------------------   ------------------------------------
                                                          23,690,146         23,295,153           23,690,146        23,295,153
                                                    ------------------------------------   ------------------------------------

              Net Operating Income                        67,769,415         70,072,189           67,769,415        70,072,189
                                                    ------------------------------------   ------------------------------------

Service Operations Revenue:
  Development profits                                       (373,298)           748,613             (373,298)          748,613
  Fees and commissions                                     1,560,848            747,063            1,560,848           747,063
  Gains on sales of outparcels                             2,483,314            167,590            2,483,314           167,590
  Provision for income tax (expense)                               0                  0                    0                 0
                                                    ------------------------------------   ------------------------------------
                                                           3,670,864          1,663,266            3,670,864         1,663,266
                                                    ------------------------------------   ------------------------------------

Other Operating Expense (Income):
  General and administrative                               4,134,899          3,989,595            4,134,899         3,989,595
  Depreciation and amortization                           18,863,396         17,389,543           18,863,396        17,389,543
  Net interest expense                                    20,768,119         20,174,960           20,768,119        20,174,960
  Loss (gain) on sale of operating properties                802,604         (3,158,438)             802,604        (3,158,438)
                                                    ------------------------------------   ------------------------------------
                                                          44,569,018         38,395,660           44,569,018        38,395,660
                                                    ------------------------------------   ------------------------------------

Minority interests (income)
  Equity in income of unconsolidated partnerships         (2,335,979)        (1,065,511)          (2,335,979)       (1,065,511)
  Preferred unit distributions                            10,782,379          8,368,752           10,782,379         8,368,752
  Exchangeable operating partnership units                   436,701            650,779              436,701           650,779
  Limited partners' interest in consolidated
     partnerships                                             63,708            109,112               63,708           109,112
                                                    ------------------------------------   ------------------------------------
              Net income                                  17,924,452         25,276,663           17,924,452        25,276,663

Preferred stock dividends                                          0            758,628                    0           758,628
                                                    ------------------------------------   ------------------------------------
              Net income for common stockholders         $17,924,452        $24,518,035          $17,924,452       $24,518,035
                                                    ====================================   ====================================

RECONCILIATION OF FFO TO NET INCOME
For the Periods Ended March 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                            Three Months Ended                        Year to Date
                                                            ------------------                        ------------
                                                            2003              2002                 2003              2002
                                                           Actual            Actual               Actual            Actual

Funds From Operations:
---------------------

  Net income for common stockholders                     $17,924,452        $24,518,035          $17,924,452       $24,518,035
   Add (Less):
    Depreciation expense - real property                  17,550,501         15,988,609           17,550,501        15,988,609
    Amortization of leasing commissions                    1,691,810          1,209,001            1,691,810         1,209,001
    Loss (gain) on sale of operating properties              802,604         (3,158,438)             802,604        (3,158,438)
    Preferred stock dividends                                      0            758,628                    0           758,628
    Preferred unit issuance costs                          1,922,239                  0            1,922,239                 0
    Minority interest of exchangeable partnership
        units                                                436,701            650,779              436,701           650,779
                                                    ------------------------------------   ------------------------------------

              Funds from Operations*                     $40,328,307        $39,966,614          $40,328,307       $39,966,614
                                                    ====================================   ====================================


Capital Expenditures:
--------------------


Leasing commissions - Non-revenue enhancing               $1,386,641         $2,517,888           $1,386,641        $2,517,888
Tenant improvements - Non-revenue enhancing               $1,560,159         $2,311,508           $1,560,159        $2,311,508
Building improvements - Non-revenue enhancing             $1,013,299           $792,466           $1,013,299          $792,466

Total Capital Expenditures:
    Leasing commissions                                   $2,237,496         $2,912,407           $2,237,496        $2,912,407
    Tenant improvements                                   $1,714,502         $2,863,634           $1,714,502        $2,863,634
    Building improvements                                 $1,125,592           $792,466           $1,125,592          $792,466



Additional Disclosure:
---------------------

    Straight-lining of rents adjustment                   $1,103,851         $1,404,277           $1,103,851        $1,404,277










*Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and the most meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company's taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of preferred stock dividends.

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)
For the Periods Ended March 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                             Three Months Ended                        Year to Date
                                                             ------------------                        ------------
                                                           2003              2002                 2003              2002
                                                          Actual            Actual               Actual            Actual
 Revenues:
   Minimum rent                                           $70,007,271        $64,980,920     $70,007,271       $64,980,920
   Percentage rent                                            306,801            593,031         306,801           593,031
   Recoveries from tenants                                 20,908,683         18,916,420      20,908,683        18,916,420
   Service operations revenue (third party income)          3,937,115          2,022,609       3,937,115         2,022,609
   Equity in income of investments in
      real estate partnerships                              2,335,979          1,065,511       2,335,979         1,065,511
                                                     ------------------------------------   -------------------------------
         Total revenues                                    97,495,849         87,578,491      97,495,849        87,578,491
                                                     ------------------------------------   -------------------------------

 Expenses:
   Depreciation and amortization                           18,819,364         16,066,340      18,819,364        16,066,340
   Operating and maintenance                               13,343,330         11,240,412      13,343,330        11,240,412
   General and administrative                               4,134,899          3,989,595       4,134,899         3,989,595
   Real estate taxes                                       10,246,523          9,686,598      10,246,523         9,686,598
   Net interest expense                                    20,632,944         19,622,302      20,632,944        19,622,302
   (Gain) loss on sale of operating properties                      0         (1,494,225)              0        (1,494,225)
   Provision for loss on real estate                                0                  0               0                 0
   Other operating expenses (income)                          426,739            359,343         426,739           359,343
                                                     ------------------------------------   -------------------------------
       Total expenses                                      67,603,799         59,470,365      67,603,799        59,470,365
                                                     ------------------------------------   -------------------------------

         Income before minority interests                  29,892,050         28,108,126      29,892,050        28,108,126

 Minority interest preferred unit distributions           (10,782,379)        (8,368,752)    (10,782,379)       (8,368,752)
 Minority interest of exchangeable partnership units         (453,273)          (492,720)       (453,273)         (492,720)
 Minority interest of limited partners                        (63,708)          (109,112)        (63,708)         (109,112)
                                                     ------------------------------------   -------------------------------
         Income from continuing operations                 18,592,690         19,137,542      18,592,690        19,137,542
                                                     ------------------------------------   -------------------------------

 Discontinued Operations:
   Income from discontinued operations                        (41,661)         4,433,136         (41,661)        4,433,136
   Gain from sale of operating properties                    (626,577)         1,705,985        (626,577)        1,705,985
                                                     ------------------------------------   -------------------------------
         Income from discontinued operations                 (668,238)         6,139,121        (668,238)        6,139,121
                                                     ------------------------------------   -------------------------------

         Net Income                                        17,924,452         25,276,663      17,924,452        25,276,663
                                                     ------------------------------------   -------------------------------

 Preferred stock dividends                                          0           (758,628)              0          (758,628)
                                                     ------------------------------------   -------------------------------
            Net income for common stockholders            $17,924,452        $24,518,035     $17,924,452       $24,518,035
                                                     ====================================   ===============================

 CALCULATION OF EARNINGS AND FFO PER SHARE
 For the Periods Ended March 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                                Three Months Ended                         Year to Date
                                                                ------------------                         ------------
                                                              2003              2002                 2003          2002
                                                             Actual            Actual               Actual        Actual

                   Earnings Per Share

 Net Income for Basic EPS                                    $17,924,452        $24,518,035          $17,924,452   $24,518,035
 Increases to Diluted EPS as a result of Dilutive CSE's
   Convertible Preferred stock dividends                              $0                 $0                   $0            $0
   Minority interests of exchangeable partnership units          436,701            650,779              436,701       650,779
                                                        ------------------------------------   --------------------------------
 Net Income for Diluted EPS                                  $18,361,153        $25,168,814          $18,361,153   $25,168,814
                                                        ====================================   ================================

 Net Income from discontinued operations for Basic EPS          (668,238)         6,139,121             (668,238)    6,139,121
   Minority Interests of exchangeable O.P. units                 (16,572)           158,059              (16,572)      158,059
                                                        ------------------------------------   --------------------------------
 Net Income from discontinued operations for Diluted EPS       ($684,810)        $6,297,180            ($684,810)   $6,297,180
                                                        ====================================   ================================

 Earnings Per Share:
               Basic      NI for CS before Disc. Ops.              $0.31              $0.31                $0.31         $0.31
               Diluted    NI for CS before Disc. Ops.              $0.31              $0.31                $0.31         $0.31

               Basic      Discontinued Operations                 ($0.01)             $0.11               ($0.01)        $0.11
               Diluted    Discontinued Operations                 ($0.01)             $0.11               ($0.01)        $0.11

               Basic      NI for common stockholders               $0.30              $0.42                $0.30         $0.42
               Diluted    NI for common stockholders               $0.30              $0.42                $0.30         $0.42

             Funds From Operations Per Share

 Funds from Operations for Basic FFO per share               $39,891,606        $38,557,207          $39,891,606   $38,557,207
                                                        ====================================   ================================
 Increases to Diluted FFO as a result of Dilutive CSE's
   Preferred stock dividends                                           0            758,628                    0       758,628
   Minority interests of exchangeable partnership units          436,701            650,779              436,701       650,779
                                                        ------------------------------------   --------------------------------
 Funds from Operations for Diluted FFO per share             $40,328,307        $39,966,614          $40,328,307   $39,966,614
                                                        ====================================   ================================

 FFO Per Share:
               Basic                                               $0.66              $0.67                $0.66         $0.67
               Diluted                                             $0.65              $0.65                $0.65         $0.65

           Weighted Average Shares Outstanding

 Weighted Average Shares for Basic
   Net Income and FFO Per Share                               60,164,417         57,856,315           60,164,417    57,856,315
                                                        ====================================   ================================

 Dilutive Common Stock Equivalents for EPS:
   O.P. Unit equivalents after conversion to common            1,496,293          1,541,395            1,496,293     1,541,395

   Compensation based stock options (Treasury Method)            437,019            392,285              437,019       392,285
                                                        ------------------------------------   --------------------------------

 Weighted Average Shares for Diluted EPS                      62,097,729         59,789,995           62,097,729    59,789,995
                                                        ====================================   ================================

 Dilutive Common Stock Equivalents for FFO:
   Series 2 Cumulative Convertible Preferred Stock                     0          1,487,507                    0     1,487,507
                                                        ------------------------------------   --------------------------------

 Weighted Average Shares for Diluted
   Funds from Operations  Per Share                           62,097,729         61,277,502           62,097,729    61,277,502
                                                        ====================================   ================================

SUMMARY OF OUTSTANDING DEBT
--------------------------------------------------------------------------------

Total Debt Outstanding                                                     03/31/03             12/31/02
----------------------                                                     --------             --------

Mortgage Loans Payable:
  Fixed rate secured loans                                          $       227,702,305          229,551,448
  Variable rate secured loans                                                24,439,967           24,998,148
Unsecured debt offering fixed rate                                          999,017,496          998,974,449
Unsecured line of credit variable rate                                      178,750,000           80,000,000
                                                                        ----------------    -----------------
     Total                                                          $     1,429,909,768        1,333,524,045
                                                                        ================    =================

                                       Scheduled           Unsecured               Term
Schedule of Maturities by Year:      Amortization        Line of Credit          Maturities             Total
------------------------------       ------------        --------------          ----------             -----

  2003                             $     3,672,282                    -           22,704,118           26,376,400
  2004                                   5,240,969          178,750,000          220,531,849          404,522,818
  2005                                   4,044,895                    -          147,746,197          151,791,092
  2006                                   3,359,423                    -           24,093,240           27,452,663
  2007                                   2,767,919                    -           25,699,059           28,466,978
  2008                                   2,324,080                    -           28,960,861           31,284,941
  2009                                   2,255,462                    -           53,089,859           55,345,321
  2010                                   2,023,486                    -          177,113,564          179,137,050
  2011                                   2,172,794                    -          239,657,252          241,830,046
  2012                                   2,228,583                    -          255,385,520          257,614,103
>10 years                                8,176,286                    -           12,101,681           20,277,967
Net unamortized debt premiums                    -                    -            5,810,390            5,810,390
                                     --------------     ----------------     ----------------    -----------------
                                   $    38,266,179          178,750,000        1,212,893,588        1,429,909,768
                                     ==============     ================     ================    =================


Percentage of Total Debt:                                                       03/31/03             12/31/02
-------------------------                                                       --------             --------
  Fixed                                                                          85.79%               92.13%
  Variable                                                                       14.21%               7.87%

Current Average Interest Rate:
  Fixed                                                                           7.49%               7.51%
  Variable                                                                        2.07%               2.60%
  Effective Interest Rate                                                         6.84%               6.93%

SUMMARY OF OUTSTANDING DEBT
Consolidated debt by maturity date
--------------------------------------------------------------------------------

Lender                                  Secured Property         Rate      Maturity       03/31/03      12/31/02
------                                  ---------------

Fixed Rate Loans:
Nationwide Life Insurance Company      Glenwood Village         8.625%     06/01/03  $     1,771,996       1,803,015
G.E. Capital                           Pike Creek               9.040%     11/21/03       11,425,732      11,497,054
Debt Offering                          Unsecured                7.400%     04/01/04      199,967,500     199,959,700
Principal Mutual Life Insurance Co.    Cochran's Crossing       8.410%     12/01/04        5,792,858       5,816,004
Ellen Kelly Woolaver                   Hillsboro Pike           7.100%     01/15/05          403,200         604,800
Nationwide Life Insurance Co.          Friar's Mission          9.500%     06/10/05       15,421,787      15,510,135
IDS Certificate Co.                    St. Ann Square           9.500%     07/01/05        4,452,855       4,488,979
Debt Offering                          Unsecured                7.125%     07/15/05       99,922,216      99,913,573
Teachers Ins & Annuity of America      Westchester Plaza        8.010%     09/05/05        5,313,495       5,348,002
Teachers Ins & Annuity of America      East Pointe Crossing     8.010%     09/05/05        4,537,300       4,566,501
Allstate Insurance Company of America  Memorial Bend            7.920%     10/01/05        7,139,178       7,221,233
DLJ Commercial Mortgage                Northlake Village        8.780%     11/01/05        6,616,946       6,648,152
Woodmen of the World Life Ins. Society Market at Round Rock     8.625%     09/01/05        6,823,609       6,865,056
Allstate Life Insurance Company        Highlands Square         8.450%     02/01/06        3,419,202       3,455,408
Principal Mutual Life Insurance Co.    Briarcliff Village       7.040%     02/01/06       12,476,733      12,531,048
Teachers Ins & Annuity of America      Statler Square           8.110%     05/01/06        5,084,940       5,111,624
Teachers Ins & Annuity of America      Northgate Plaza/Maxtown  7.050%     08/01/06        4,956,882       4,989,474
Teachers Ins & Annuity of America      Kernersville Plaza       8.730%     04/01/07        4,865,428       4,890,002
Teachers Ins & Annuity of America      Maynard Crossing         8.735%     04/01/07       10,919,563      10,974,680
Principal Mutual Life Ins.             Lakeshore                7.240%     12/10/07        3,435,245       3,455,153
Principal Mutual Life Ins.             Shoppes at Mason         7.240%     12/10/07        3,616,047       3,637,003
Principal Mutual Life Ins.             Lake Pine Plaza          7.240%     12/10/07        5,514,472       5,546,430
Northwestern Mutual Life Insurance Co. Sterling Ridge           6.640%     07/01/08       10,804,950      10,839,265
Allstate Insurance Company of America  Alden Bridge             6.750%     08/01/08       10,391,525      10,429,774
Laureate Capital LLC                   Southgate Village        6.820%     10/01/08        5,280,788       5,309,307
Nationwide Life Insurance Co.          West Hills Plaza         7.990%     12/10/08        5,017,377       5,031,871
Debt Offering                          Unsecured                7.750%     04/01/09       50,000,000      50,000,000
Allstate Insurance Company of America  Ashford Place            8.950%     08/01/09        4,151,416       4,186,394
Northwestern Mutual Life Insurance Co. Panther Creek            7.830%     04/01/10       10,476,918      10,489,641
Debt Offering                          Unsecured                8.450%     08/29/10      149,798,653     149,791,864
Principal Mutual Life Insurance Co.    Cumming 400              7.970%     12/15/10        6,077,671       6,101,134
Debt Offering                          Unsecured                8.000%     12/15/10       10,000,000      10,000,000
Principal Mutual Life Insurance Co.    Powers Ferry Village     7.970%     12/15/10        2,762,577       2,773,243
Debt Offering                          Unsecured                7.950%     01/22/11      219,766,622     219,759,308
Debt Offering                          Unsecured                7.250%     12/12/11       19,890,630      19,887,504
Debt Offering                          Unsecured                6.750%     01/15/12      249,671,875     249,662,500
Prudential Mortgage Capital Co.        Tall Oaks Village Center 7.600%     05/01/12        6,359,115       6,373,672
Allstate Life Insurance Company        North Hills Town Center  7.370%     01/01/14        7,651,651       7,740,499
United of Omaha Life Insurance Co.     Fleming Island           7.400%     03/05/15        2,957,158       2,995,516
Municipal Tax Bonds Payable            Friar's Mission          7.600%     09/02/15        1,202,154       1,202,154
Aid Association of Lutherans           Woodman Van-Nuys         8.800%     09/15/15        5,242,576       5,299,635
Jefferson Pilot                        Peartree Village         8.400%     06/01/17       11,971,768      12,027,522
Aid Association of Lutherans           Murrayhill Marketplace   8.050%     05/01/19        7,556,803       7,613,250
Net unamortized premiums on assumed debt of acquired properties                            5,810,390       6,178,818
                                                                                       -----------------------------
          Total Fixed Rate Debt                                                        1,226,719,801   1,228,525,897
                                                                                       -----------------------------

Variable Rate Loans:
First Star Bank                        Hampstead Village     LIBOR + 1.35% 10/31/04        8,541,405       9,088,701
Suntrust                               Delk Sprectrum        LIBOR + 1.30% 12/01/03        9,506,390       9,563,345
AmSouth                                Trace Crossing        LIBOR + 1.50% 11/05/04        6,392,172       6,346,102
Wells Fargo Bank                       $600 Million Line
                                          of Credit          LIBOR + 0.85% 04/30/04      178,750,000      80,000,000
                                                                                       -----------------------------
          Total  Variable Rate Debt                                                      203,189,967     104,998,148
                                                                                       -----------------------------

               Total                                                                 $ 1,429,909,768   1,333,524,045
                                                                                       =============================

2003 SHOPPING CENTER ACQUISITIONS
Regency's 100% Owned Only
--------------------------------------------------------------------------------


                                                           Year of       Regency
 Date         Property          City/State       GLA     Construction      Cost          Yield          Anchor Tenant
 ----         --------          ----------       ---     ------------      ----          -----          -------------
                                                                       (in thousands)

Feb-03    Frankfort Crossing   Frankfort, IL    107,734       1992       $15,494,300     8.69%           Jewel Osco





                                                                        -----------------------
          Total Acquisitions                                             $15,494,300     8.69%
                                                                        =======================

2003 SHOPPING CENTER SALES
Non-Development
--------------------------------------------------------------------------------

                                                                               Regency
                                                                               Sales
 Date              Property Name               City/State          GLA         Proceeds      Yield     Anchor Tenant
 ----              -------------               ----------          ---         --------      -----     -------------
                                                                            (in thousands)

Jan-03            Tequesta Shoppes         West Palm Beach, FL   109,937      $7,500,000     7.43%        Publix
Feb-03             Oakley Plaza *            Asheville, NC       118,728      $9,400,000     9.62%         Bi-Lo
Mar-03          Redlands Marketplace       Grand Junction, CO     14,659      $1,665,000    10.00%      Albertsons




                                                              -----------  ------------------------
          Total Dispositions                                     243,324     $18,565,000     8.77%
                                                              ===========  ========================


          * sold from the MCW joint venture in which Regency has a 25% minority interest

2003 DEVELOPMENT SALES
--------------------------------------------------------------------------------

                                                                            Regency
     Property Name                      City/State              GLA         Proceeds        Yield        Anchor Tenant
     -------------                      ----------              ---         --------        -----        -------------
                                                                         (in thousands)

 Sedgefield Village                   Greensboro, NC           56,630      $4,820,000       7.48%           Food Lion



                                                           ------------------------------------------
Total Development Sales                                        56,630      $4,820,000       7.48%
                                                           ==========================================

IN-PROCESS DEVELOPMENTS
March 31, 2003
--------------------------------------------------------------------------------


                                                                                             Est. Net
                                                                                 Anchor     Development    Est. Gross
        Project Name                    City      State    Anchor Tenant         Opens         Costs         Costs
=======================================================================================================================

       Trace Crossing                  Hoover      AL          Publix           10/09/02     8,580,123     10,800,330
Valleydale Village Shopping Center     Hoover      AL          Publix           06/25/03    12,055,177     14,309,337
230th & Hawthorne (Strouds)           Torrance     CA      Sav-On or CVS        07/01/05     3,885,895      3,885,895
     Gelson's Westlake               Thousand Oaks CA         Gelson's          06/28/02    12,716,615     12,716,615
           Gilroy                      Gilroy      CA      Kohl's, Target       03/01/04    45,175,928     62,700,183
     Hermosa-PCH & 2nd                 Hermosa     CA          Sav-On           05/01/04     5,472,264      5,472,264
     McBean & Valencia                Valencia     CA          Kohl's           04/01/03    35,330,124     35,553,744
   Rosecrans & Inglewood              Hawthorn     CA           CVS             10/01/03     4,683,399      4,683,399
       Slatten Ranch                   Antioch     CA   BBB, B&N, Sport Chalet  03/01/04    39,354,658     54,041,261
   Vista Village Phase I                Vista      CA    Krikorian Theatres     01/01/04    21,597,796     22,092,796
Westridge Center Phase I only         Valencia     CA        Albertsons         09/01/03    19,531,326     19,988,826
   Centerplace of Greeley              Greeley     CO         Safeway           11/01/03    18,904,512     27,516,177
       Hilltop Center                  Thorton     CO       King Soopers        10/01/03     7,325,502     13,161,505
        New Windsor                    Windsor     CO       King Soopers        11/01/03     6,022,184     12,237,463
     East Towne Center                Clermont     FL          Publix           10/15/03     8,570,797     10,008,420
  Vineyard Shopping Center           Tallahassee   FL          Publix           11/14/02     6,185,038      9,070,652
Killian Hill Market & Merchants
         Center                        Atlanta     GA          Publix           02/06/03    11,844,510     12,852,939
   Echelon Village Plaza              Voorhees     NJ        Genuardi's         08/22/01    13,668,279     16,190,575
 McMinnville Market Center           McMinnville   OR       Albertson's         02/01/04     6,958,628      7,458,628
       Murray Landing                   Irmo       SC          Publix           09/24/03     7,116,008      9,848,608
       Pelham Commons                Greenville    SC          Publix           06/26/03     8,628,061      9,516,637
     Atascocita Center               Atascocita    TX          Kroger           11/01/03    11,530,668     16,316,920
       Indian Springs                The Woodlands TX           HEB             05/01/04    19,470,002     25,151,000
      Kleinwood Center                 Spring      TX           HEB             10/01/03    23,342,615     26,831,808
       Legacy Center                   Frisco      TX       Albertson's         06/01/03     9,449,514     16,103,187
     Main Street Center                Frisco      TX       Albertson's         10/01/03     5,040,072      9,668,465
          Rockwall                    Rockwall     TX        Tom Thumb          07/01/04     9,939,708     14,158,817
          Somerset                   Gainesville   VA   Shoppers Food Warehouse 11/01/03    18,741,136     18,741,136
       Padden Parkway                 Vancouver    WA       Albertson's         07/01/03     5,981,937      6,804,937
-----------------------------------------------------------------------------------------------------------------------
     Total Consolidated                                                                    407,102,476    507,882,524
-----------------------------------------------------------------------------------------------------------------------

Regency Village (Tinwood) Ph I & II    Orlando     FL          Publix           06/27/02    13,049,288     23,479,854
     Shops of San Marco              Delray Beach  FL          Publix           05/15/03    12,616,514     14,148,624
-----------------------------------------------------------------------------------------------------------------------
    Total Unconsolidated                                                                    25,665,802     37,628,478
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
       Total In-Process Developments                                                       432,768,278    545,511,002
-----------------------------------------------------------------------------------------------------------------------

                                                     Est. NOI
                                        Est. Gross    Yield on                 Co.
                                        Costs to     Net Dev      Company     Owned %     Gross
        Project Name                  Complete (1)   Cost (2)       GLA       Leased       GLA     % Leased
=============================================================================================================

       Trace Crossing                     223,520     9.83%        74,130       87%       74,130       87%
Valleydale Village Shopping Center      3,520,783    10.37%       118,466       77%      118,466       77%
230th & Hawthorne (Strouds)               294,471    10.29%        13,860      100%       13,860      100%
     Gelson's Westlake                  1,798,282     9.11%        82,315       90%       82,315       90%
           Gilroy                      41,890,321    10.90%       339,808       50%      473,825       64%
     Hermosa-PCH & 2nd                  2,002,244    11.06%        13,129      100%       13,129      100%
     McBean & Valencia                 16,751,311    10.50%       180,528       94%      180,528       94%
   Rosecrans & Inglewood                1,071,319    10.00%        12,000      100%       12,000      100%
       Slatten Ranch                   32,588,364    10.99%       206,824       73%      441,030       87%
   Vista Village Phase I               18,026,942    11.40%       129,665       69%      129,665       69%
Westridge Center Phase I only          10,713,476    10.34%        87,284       91%       87,284       91%
   Centerplace of Greeley              15,951,838    10.45%       148,110       39%      273,110       67%
       Hilltop Center                   7,491,787    10.65%        99,836       66%       99,836       66%
        New Windsor                     7,864,791    10.68%        94,950       69%       94,950       69%
     East Towne Center                  7,458,190    10.27%        69,841       70%       69,841       70%
  Vineyard Shopping Center                383,326    10.60%        62,821       82%       62,821       82%
Killian Hill Market & Merchants
         Center                           526,514     9.50%       113,001       86%      113,001       86%
   Echelon Village Plaza                  372,710     9.23%        88,993       82%       88,993       82%
 McMinnville Market Center              7,194,302    10.57%        73,913       73%       73,913       73%
       Murray Landing                   6,451,766    10.10%        64,441       78%       64,441       78%
       Pelham Commons                   3,523,105    10.28%        76,541       58%       76,541       58%
     Atascocita Center                 11,190,306    10.33%        94,180       70%       94,180       70%
       Indian Springs                  13,816,196    10.43%       135,977       57%      135,977       57%
      Kleinwood Center                 13,171,648    10.12%       152,906       65%      152,906       65%
       Legacy Center                    3,676,021    11.04%        56,802       37%      119,606       70%
     Main Street Center                 3,748,354    11.05%        32,680       22%       95,002       73%
          Rockwall                      7,926,192    10.61%        65,644        0%      122,661       46%
          Somerset                     11,973,697    10.25%       108,870       64%      108,870       64%
       Padden Parkway                   3,558,323    10.09%        54,473       96%       54,473       96%
-------------------------------------------------------------------------------------------------------------
     Total Consolidated               255,160,098    10.46%     2,851,988       68%    3,527,354       74%
-------------------------------------------------------------------------------------------------------------

Regency Village (Tinwood) Ph I & II     1,083,234    10.19%        83,170       89%       83,170       89%
     Shops of San Marco                 3,420,695    11.69%        91,538       95%       91,538       95%
-------------------------------------------------------------------------------------------------------------
    Total Unconsolidated                4,503,929    10.93%       174,708       92%      174,708       92%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
       Total In-Process Developments  259,664,027    10.49%     3,026,696       69%    3,702,062       75%
-------------------------------------------------------------------------------------------------------------

Notes:
(1) Construction in progress (CIP) balance and costs to date on in process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2) The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 9.7%.

IN-PROCESS DEVELOPMENTS FUNDING & STABILIZATION SCHEDULE
March 31, 2003
--------------------------------------------------------------------------------


In-Process Developments Projected Funding (1)
($ Thousands)
                                                        Q2 2003E           Q3 2003E          Q4 2003E            2004+E

Properties in development                          $70,000 - $80,000  $50,000 - $60,000  $40,000 - $50,000   $70,000 - $100,000

(1) Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.


Estimated Property Stabilization
($ Thousands)

                                                        Q2 2003E          Q3 2003E          Q4 2003E             2004+E
Properties in development (2)

   Gross Dev. Costs:                                       $0        $12,000 - $25,000  $125,000 - $185,000 $257,000 - $307,000

    Net Dev. Costs:                                        $0        $12,000 - $22,000  $105,000 - $165,000 $157,000 - $207,000

(2) 40%- 80% of properties in development are expected to be sold within 6 months of stabilization at a 10-20% profit margin and between 7-12% after out parcel allocation and income taxes.

INVESTMENTS IN REAL ESTATE PARTNERSHIPS
March 31, 2003
--------------------------------------------------------------------------------



                                                                                                                    RRC
                                                  Number of      Total       Total                               Ownership
Legal Entity              Property Name           Properties    Assets       Debt         Lender      Maturity   Interest
------------              -------------           ----------    ------       -----        ------      --------   --------

RRG-RMC Tracy, LLC        Corral Hollow               1      $ 24,604,952   $   -            -            -       50.00%

OTR/Regency Texas         Village Ctr. Southlake      2        20,728,535                    -            -       30.00%
Realty Holdings, L.P.     and Creekside

Tinwood LLC               Regency Village             1        19,612,037                    -            -       50.00%

Columbia Regency Retail
Partners, LLC             Cascade Plaza
                          Crossroads Commons
                          Julington Village
                          MacArthur Park Phase II
                          Overton Park Plaza
                          Palm Valley
                          Park Plaza
                          Roswell Village
                          Seal Beach
                          Sweetwater Plaza
                          Village Center Dulles
                          Willow Creek Center
                                                     12       290,591,689     78,243,503   Various        -       20.00%

Macquarie CountryWide-
Regency, LLC
                          Anastasia Plaza
                          Brookville
                          Campus Marketplace
                          Cheyenne Meadows
                          Garden Village
                          Hebron Park
                          James Center
                          Kings Crossing Sun City
                          Lovejoy
                          Merchants Village
                          Ocala Corners
                          Orchard Square
                          Pebblebrook Crossing
                          Shoppes @ 104
                          Silverlake
                                                     15       185,235,589     84,914,350   Various        -       25.00%

Jog Road, LLC             Shoppes of San Marco        1        14,432,619      7,190,862   Union Bank  May-07     50.00%

Regency Woodlands/
Kuykendahl Retail,        Indian Springs              1        16,061,173                    -            -       50.00%
Ltd.
                                                 ------------------------------------------
                                                     33      $571,266,594$   170,348,715
                                                 ==========================================

                            Regency
                             Share          Investment      Equity
Legal Entity                of Debt          03/31/03       Pick-up
------------                -------          --------       -------

RRG-RMC Tracy, LLC          $   -          $ 23,842,359    $   901,484

OTR/Regency Texas                            16,056,639         99,328
Realty Holdings, L.P.

Tinwood LLC                                  10,350,819         42,144

Columbia Regency Retail
Partners, LLC











                              15,648,701    742,270,278        683,874

Macquarie CountryWide-
Regency, LLC















                              21,228,588    521,568,043        609,135

Jog Road, LLC                  3,595,431     42,686,670             14

Regency Woodlands/
Kuykendahl Retail,                     -      8,362,067              -
Ltd.
                          ----------------------------------------------
                            $ 40,472,719  $ 125,136,875    $ 2,335,979
                          ==============================================

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS
Balance Sheet
March 31, 2003 and December 31, 2002
--------------------------------------------------------------------------------
(in thousands)

                                                                                   2003                    2002
                                                                                   ----                    ----
Assets
Real estate, at cost
   Land                                                                   $           203,502                 207,002
   Buildings and improvements                                                         323,506                 329,022
                                                                             -----------------       -----------------
                                                                                      527,008                 536,025
   Less:  accumulated depreciation                                                     13,995                  11,228
                                                                             -----------------       -----------------
                                                                                      513,013                 524,796
   Properties in development                                                           31,437                  28,322
                                                                             -----------------       -----------------
      Net real estate investments                                                     544,450                 553,118

Cash and cash equivalents                                                              15,814                   6,914
Tenant receivables, net of allowance for uncollectible accounts                         5,727                   3,960
Deferred costs, less accumulated amortization                                           4,736                   4,680
Other assets                                                                              540                     167
                                                                             -----------------       -----------------
                                                                          $           571,267                 568,839
                                                                             =================       =================


Liabilities and Equity
Liabilities:
   Notes payable                                                          $           170,349                 167,071
   Accounts payable and other liabilities                                               9,689                   8,899
   Tenants' security and escrow deposits                                                1,599                   1,487
                                                                             -----------------       -----------------
      Total liabilities                                                               181,637                 177,457
                                                                             -----------------       -----------------

Equity:
   Equity - Regency Centers                                                           125,137                 125,482
   Equity - Third parties                                                             264,493                 265,900
                                                                             -----------------       -----------------
      Total equity                                                                    389,630                 391,382
                                                                             -----------------       -----------------
                                                                          $           571,267                 568,839
                                                                             =================       =================


DEBT: (in thousands)
                             Average Interest Rate              Average Maturity         2003                 2002
                             ----------------------           ------------------         ----                 ----

Fixed                               5.83%                         01/16/09              110,898              102,019
Variable                        LIBOR + 1.39%                     11/14/03               59,451               65,052

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS
Statements of Operations
March 31, 2003 and 2002
--------------------------------------------------------------------------------
(in thousands)

                                                                      2003                    2002
                                                                      ----                    ----
Revenues:
   Property revenues                                        $             16,260                    9,294
   Service operations revenue                                                (18)                     (26)
                                                                -----------------       ------------------
      Total revenues                                                      16,242                    9,268
                                                                -----------------       ------------------

Operating expenses:
   Operating and maintenance                                               2,297                    1,205
   Real estate taxes                                                       1,886                    1,318
                                                                -----------------       ------------------
      Total operating expenses                                             4,183                    2,523
                                                                -----------------       ------------------

Net Operating Income                                                      12,059                    6,745
                                                                -----------------       ------------------

Other expense (income):
   General and administrative                                                494                      227
   Depreciation and amortization expense                                   3,297                    1,479
   Interest expense, net                                                   2,292                    1,075
   Gain on sale of operating properties                                     (693)                    (798)
                                                                -----------------       ------------------
      Total other expenses                                                 5,390                    1,983
                                                                -----------------       ------------------

  Net income                                                $              6,669                    4,762
                                                                =================       ==================

SECURITIES ISSUED OTHER THAN COMMON STOCK
--------------------------------------------------------------------------------

Security Issued:                  SERIES 3 CUMULATIVE PREFERRED STOCK
---------------
                                  -Regency Centers Corporation

                                  o        Issuance Date               April 3, 2003
                                  o        Shares Outstanding          3,000,000
                                  o        Conversion                  Nonconvertible
                                  o        Dividend                    7.45% annual dividend
                                  o        Redeemable                  On or after April 3, 2008


Security Issued:                   PERPETUAL PREFERRED UNITS
---------------
                                  - Regency Centers, L.P.

                                  o        Issuance Dates              Jun-98, Sep-99, May-00, Sep-00
                                  o        Original Amount Issued      $384 Million
                                  o        Redemption                  $75 Million
                                  o        Average Rate                8.72%
                                  o        Current Balance             $309 Million

Security Issued:                  EXCHANGEABLE OPERATING PARTNERSHIP UNITS
---------------
                                  -Regency Centers, L.P.

                                  o        Issuance Date               Variable
                                  o        Units Outstanding           1,496,293 OP Units
                                  o        Conversion                  Convertible into Common Stock 1:1
                                  o        Dividend                    Equal to current Common Dividend

SUMMARY RETAIL PROPERTY INFORMATION
For the Periods Ended March 31, 2003 and December 31, 2002
--------------------------------------------------------------------------------


Retail Real Estate Portfolio                                Current               YTD Change        12/31/02
--------------------------------------------             ----------------------------------------------------

Company owned GLA                                          29,572,069               89,443         29,482,626

GLA under Development, Redevelopment, or Renovation         3,026,696              (99,787)         3,126,483

Company owned GLA Growth                                      0.3%                    -               1.4%

Total GLA including anchor owned stores                    31,440,900               40,477         31,400,423


Retail Properties Operating or Under Development              261                    (1)              262

Retail Properties in Development included above                31                    (3)               34

Grocery anchored shopping centers                             224                    (1)              225

Grocery centers ranked #1, #2 or #3 in market                 195                    (1)              196

--------------------------------------------------------------------          ----------------------------------

Percent leased - All Properties including Development        92.2%                    NA             91.5%

Percent leased - Operating Properties excluding
  development                                                94.9%                   0.1%            94.8%

--------------------------------------------------------------------          ----------------------------------

Net Operating Income                                      $67,769,415                 -          $282,136,389

NOI growth                                                   -3.4%                    -               6.2%

Base rent growth on leasing and transactions (YTD)            9.7%                    -              10.8%

NOI - same property growth (YTD)                              1.6%                    -               3.0%




----------------------------------------------------------------------------------------------------------------

PORTFOLIO SUMMARY REPORT BY REGION
March 31, 2003
--------------------------------------------------------------------------------

                                                                                           Company Owned GLA
---------------------------------------------------------------------------------------------------------------
                                                                    Yr Const or   Year
      Property Name           JV  State      MSA          Region    Last Rnvtn  Acquired      Dec-02   Mar '03
---------------------------------------------------------------------------------------------------------------
  Mid- Atlantic Region
  --------------------
Pike Creek Shopping Center          DE   Wilmington     Mid-Atlantic   1981        1998      229,510    229,510
White Oak - Dover DE                DE      Dover       Mid-Atlantic   2000        2000       10,908     10,908
---------------------------------------------------------------------------------------------------------------
                                    DE                                                       240,418    240,418
===============================================================================================================

Echelon Village Plaza               NJ   Philadelphia   Mid-Atlantic   2000        2000       88,993     88,993

Hershey - Goodyear                  PA                  Mid-Atlantic   2000        2000        6,000      6,000

Ashburn Farm Market Center          VA   Washington DC  Mid-Atlantic   2000        2000       92,019     92,019
Brookville Plaza             JV-M   VA    Lynchburg     Mid-Atlantic   1991        1998       63,664     63,664
Cheshire Station                    VA   Washington DC  Mid-Atlantic   2000        2000       97,249     97,156
Somerset                     JV-O   VA   Washington DC  Mid-Atlantic   2002        2002      108,400    108,870
Statler Square Shopping Ctr         VA      None        Mid-Atlantic   1996        1998      133,660    133,660
Tall Oaks Village Center            VA   Washington DC  Mid-Atlantic   1998        2002       69,331     69,331
Village Center at Dulles     JV-C   VA   Washington DC  Mid-Atlantic   1991        2002      308,473    289,602
---------------------------------------------------------------------------------------------------------------
                                    VA                                                       872,796    854,302
---------------------------------------------------------------------------------------------------------------
Regional Totals                                         Mid-Atlantic                       1,208,207  1,189,713
===============================================================================================================
     Midwest Region
     --------------
Frankfort Crossing Shopping
  Ctr                               IL     Chicago      Midwest                    2003            -    107,734
Hinsdale Lake Commons               IL     Chicago      Midwest        1986        1998      178,975    178,975
Westbrook Commons                   IL     Chicago      Midwest        1984        2001      121,502    121,502
---------------------------------------------------------------------------------------------------------------
                                    IL                                                       300,477    408,211
===============================================================================================================
Franklin Square Shopping
  Center                            KY    Lexington     Midwest        1988        1998      205,307    201,673
Silverlake Shopping Center   JV-M   KY   Cincinnati     Midwest        1988        1998       99,352     99,352
---------------------------------------------------------------------------------------------------------------
                                    KY                                                       304,659    301,025
===============================================================================================================
Fenton Village Marketplace          MI      Flint       Midwest        1999        1999       97,224     97,224
Lakeshore Village Shopping
  Ctr                               MI     Detroit      Midwest        1996        1998       85,940     85,940
Waterford Towne Center              MI     Detroit      Midwest        1998        1998       96,101     96,101
---------------------------------------------------------------------------------------------------------------
                                    MI                                                       279,265    279,265
===============================================================================================================
St. Ann Square                      MO    St. Louis     Midwest        1986        1998       82,498     82,498

Beckett Commons Shopping Ctr        OH   Cincinnati     Midwest        1995        1998      121,497    121,497
Cherry Grove Plaza                  OH   Cincinnati     Midwest        1997        1998      195,497    195,497
Cherry Street Center                OH     Toledo       Midwest        2000        2000       54,660     54,660
East Pointe Crossing Shopping
  Ctr                               OH    Columbus      Midwest        1993        1998       86,524     86,524
Hyde Park Plaza                     OH   Cincinnati     Midwest        1995        1997      397,893    397,893
Kingsdale Shopping Center           OH    Columbus      Midwest        1999        1997      270,470    270,470
Kroger New Albany Center     JV-O   OH    Columbus      Midwest        1999        1999       91,722     91,722
Northgate Plaza                     OH    Columbus      Midwest        1996        1998       85,100     85,100
Park Place Center                   OH    Columbus      Midwest        1988        1998      106,833    106,833
Regency Milford Center              OH   Cincinnati     Midwest        2001        2001      108,903    108,903
Shoppes at Mason                    OH   Cincinnati     Midwest        1997        1998       80,800     80,800
Westchester Plaza                   OH   Cincinnati     Midwest        1988        1998       88,181     88,181
Windmiller Square                   OH    Columbus      Midwest        1997        1998      120,509    120,429
Worthington Park Centre             OH    Columbus      Midwest        1991        1998       93,095     93,095
---------------------------------------------------------------------------------------------------------------
                                    OH                                                     1,901,684  1,901,604
---------------------------------------------------------------------------------------------------------------
Regional Totals                                     Midwest                                2,868,583  2,972,603
===============================================================================================================

                                 % Leased
---------------------------------------------------------------------------------------------
                                                   Grocery Anchor
      Property Name             Dec-02   Mar '03        GLA            Grocery Anchor
---------------------------------------------------------------------------------------------
  Mid- Atlantic Region
  --------------------
Pike Creek Shopping Center       99.0%     99.5%        49,069              Acme
White Oak - Dover DE            100.0%    100.0%             -                --
---------------------------------------------------------------------------------------------
                                 99.0%     99.5%        49,069                1
=============================================================================================

Echelon Village Plaza            79.7%     81.7%        48,776            Genuardi's

Hershey - Goodyear              100.0%    100.0%             -                --

Ashburn Farm Market Center      100.0%    100.0%        48,999              Giant
Brookville Plaza                 98.1%     98.1%        52,864              Kroger
Cheshire Station                 97.8%     97.8%        55,256              Safeway
Somerset                         61.8%     64.2%        67,000       Shoppers Food Warehouse
Statler Square Shopping Ctr     100.0%    100.0%        65,003              Kroger
Tall Oaks Village Center        100.0%    100.0%        38,763              Giant
Village Center at Dulles         93.1%     99.2%        48,424       Shoppers Food Warehouse
---------------------------------------------------------------------------------------------
                                 92.4%     94.8%       376,309               7
---------------------------------------------------------------------------------------------
Regional Totals                  92.8%     94.8%        74,154               9
=============================================================================================
     Midwest Region
     --------------
Frankfort Crossing Shopping
  Ctr                               NA     95.0%        64,937             Jewel
Hinsdale Lake Commons            97.3%     97.3%        69,540           Dominick's
Westbrook Commons                94.4%     91.4%        51,304           Dominicks
---------------------------------------------------------------------------------------------
                                 96.1%     94.9%       185,781               3
=============================================================================================
Franklin Square Shopping
  Center                         95.6%     95.5%        50,499             Kroger
Silverlake Shopping Center       98.5%     98.5%        60,000             Kroger
---------------------------------------------------------------------------------------------
                                 96.6%     96.5%       110,499               2
=============================================================================================
Fenton Village Marketplace       98.6%     98.6%        53,739           Farmer Jack
Lakeshore Village Shopping
  Ctr                            87.3%     89.2%        49,465             Kroger
Waterford Towne Center           91.3%     91.3%        60,202             Kroger
---------------------------------------------------------------------------------------------
                                 92.6%     93.2%       163,406               3
=============================================================================================
St. Ann Square                   92.9%     92.9%        43,483           National

Beckett Commons Shopping Ctr    100.0%    100.0%        70,815            Kroger
Cherry Grove Plaza               91.0%     90.2%        66,336            Kroger
Cherry Street Center            100.0%    100.0%        54,660         Farmer Jack
East Pointe Crossing Shopping
  Ctr                           100.0%    100.0%        59,120            Kroger
Hyde Park Plaza                  94.4%     95.2%       138,592       Kroger/Thriftway
Kingsdale Shopping Center        65.4%     60.1%        56,006           Big Bear
Kroger New Albany Center         98.5%     98.5%        63,805            Kroger
Northgate Plaza                 100.0%    100.0%        62,000            Kroger
Park Place Center                98.8%     98.8%        56,859           Big Bear
Regency Milford Center           88.0%     88.0%        65,000            Kroger
Shoppes at Mason                 97.5%     97.5%        56,800            Kroger
Westchester Plaza                98.4%    100.0%        66,523            Kroger
Windmiller Square                97.9%     97.9%        76,555            Kroger
Worthington Park Centre          91.2%     91.2%        52,337            Kroger
---------------------------------------------------------------------------------------------
                                 91.4%     90.8%       945,408              14
---------------------------------------------------------------------------------------------
Regional Totals                  92.6%     92.2%     1,448,577              23
=============================================================================================

                                                                                           Company Owned GLA
---------------------------------------------------------------------------------------------------------------
                                                                    Yr Const or   Year
      Property Name           JV  State      MSA          Region    Last Rnvtn  Acquired      Dec-02   Mar '03
---------------------------------------------------------------------------------------------------------------

230th & Hawthorne                   CA     Los Angeles    Pacific      2002        2002       13,860     13,860
Amerige Heights Town Center         CA     Los Angeles    Pacific      2000        2000       96,679     96,679
Blossom Valley Shopping Ctr         CA      San Jose      Pacific      1990        1999       93,314     93,314
Campus Marketplace           JV-M   CA      San Diego     Pacific      2000        2000      144,288    144,288
Corral Hollow                JV-O   CA      Stockton      Pacific      2000        2000      168,238    167,118
Costa Verde                         CA      San Diego     Pacific      1988        1999      178,621    178,622
Country Club Village - Calif        CA       Oakland      Pacific      1994        1999      111,251    111,251
Diablo Plaza                        CA       Oakland      Pacific      1982        1999       63,214     63,214
El Camino Shopping Center           CA     Los Angeles    Pacific      1995        1999      135,883    135,883
El Cerrito Plaza                    CA    San Francisco   Pacific      2000        2000      254,840    256,177
El Norte Parkway Plaza              CA      San Diego     Pacific      1984        1999       87,990     87,990
Encina Grande                       CA       Oakland      Pacific      1965        1999      102,499    102,499
Friars-Mission Center               CA      San Diego     Pacific      1989        1999      146,898    146,898
Garden Village Shopping
  Center                     JV-M   CA     Los Angeles    Pacific      2000        2000      112,957    112,957
Gelson's Westlake                   CA       Ventura      Pacific      2002        2002       82,315     82,315
Gilroy                              CA      San Jose      Pacific      2002        2002      123,709    339,808
Heritage Plaza                      CA    Orange County   Pacific      1981        1999      231,102    231,222
Hermosa Beach                JV-O   CA     Los Angeles    Pacific      2003        2003            -     13,129
Loehmann's Plaza Calif              CA      San Jose      Pacific      1983        1999      113,310    113,310
McBean & Valencia                   CA     Los Angeles    Pacific      2002        2002      179,227    180,528
Morningside Plaza                   CA    Orange County   Pacific      1996        1999       91,600     91,600
Newland Center                      CA    Orange County   Pacific      1985        1999      166,492    166,492
Oakbrook Plaza                      CA       Ventura      Pacific      1982        1999       83,279     83,279
Park Plaza Shopping Center   JV-C   CA     Los Angeles    Pacific      1991        2001      193,529    193,529
Plaza Hermosa                       CA     Los Angeles    Pacific      1984        1999       94,940     94,940
Powell Street Plaza                 CA       Oakland      Pacific      1987        2001      165,920    165,920
Prairie City Crossing               CA     Sacramento     Pacific      1999        1999       82,503     82,503
Rona Plaza                          CA    Orange County   Pacific      1989        1999       51,754     51,754
Rosecrans & Inglewood               CA     Los Angeles    Pacific      2002        2002       12,000     12,000
San Leandro Plaza                   CA       Oakland      Pacific      1982        1999       50,432     50,432
Santa Ana Downtown Plaza            CA    Orange County   Pacific      1987        1999      100,305    100,305
Seal Beach                   JV-C   CA    Orange County   Pacific      1966        2002       85,910     85,910
Sequoia Station                     CA    San Francisco   Pacific      1996        1999      103,148    103,148
Slatten Ranch                JV-O   CA       Oakland      Pacific      2002        2002      220,162    206,824
Strawflower Village                 CA    San Francisco   Pacific      1985        1999       78,827     78,827
Tassajara Crossing                  CA       Oakland      Pacific      1990        1999      146,188    146,188
Twin Peaks Plaza                    CA      San Diego     Pacific      1988        1999      198,139    198,139
Ventura Village Shopping Ctr        CA       Ventura      Pacific      1984        1999       76,070     76,070
Vista Village                       CA      San Diego     Pacific      2002        2002      129,520    129,665
West Park Plaza                     CA      San Jose      Pacific      1996        1999       88,103     88,103
Westlake Plaza and Center           CA       Ventura      Pacific      1975        1999      190,525    190,525
Westridge Center                    CA     Los Angeles    Pacific      2001        2001       87,284     87,284
Woodman - Van Nuys                  CA     Los Angeles    Pacific      1992        1999      107,614    107,614
Woodside Central Plaza              CA    San Francisco   Pacific      1993        1999       80,591     80,591
---------------------------------------------------------------------------------------------------------------
                                    CA                                                     5,125,030  5,342,704
===============================================================================================================

                                 % Leased
---------------------------------------------------------------------------------------------
                                                   Grocery Anchor
      Property Name             Dec-02   Mar '03        GLA            Grocery Anchor
---------------------------------------------------------------------------------------------

230th & Hawthorne               100.0%    100.0%             -              --
Amerige Heights Town Center      98.5%     98.5%        57,560           Albertson's
Blossom Valley Shopping Ctr     100.0%    100.0%        34,208             Safeway
Campus Marketplace               94.4%     94.4%        58,527             Ralph's
Corral Hollow                   100.0%    100.0%        65,715             Safeway
Costa Verde                     100.0%    100.0%        40,000           Albertson's
Country Club Village - Calif    100.0%    100.0%        50,320             Ralph's
Diablo Plaza                    100.0%    100.0%        53,000             Safeway
El Camino Shopping Center       100.0%    100.0%        35,650        Von's Food & Drug
El Cerrito Plaza                 92.4%     94.1%        77,888     Albertson's/Trader Joe's
El Norte Parkway Plaza           96.4%     96.4%        42,315        Von's Food & Drug
Encina Grande                   100.0%    100.0%        22,500             Safeway
Friars-Mission Center           100.0%    100.0%        55,303             Ralph's
Garden Village Shopping
  Center                         97.1%     95.1%        57,050           Albertson's
Gelson's Westlake                90.1%     90.1%        37,500             Gelsons
Gilroy                            0.0%     50.4%             -               --
Heritage Plaza                   96.9%     98.9%        44,376             Ralph's
Hermosa Beach                       NA    100.0%             -               --
Loehmann's Plaza Calif          100.0%    100.0%        53,000             Safeway
McBean & Valencia                69.2%     93.5%             -               --
Morningside Plaza               100.0%    100.0%        42,630          Stater Brother
Newland Center                   99.1%     99.1%        58,000             Lucky's
Oakbrook Plaza                  100.0%    100.0%        43,842           Albertson's
Park Plaza Shopping Center       96.0%     93.1%        28,210        Von's Food & Drug
Plaza Hermosa                   100.0%    100.0%        36,800        Von's Food & Drug
Powell Street Plaza             100.0%    100.0%        10,122           Trader Joe's
Prairie City Crossing           100.0%    100.0%        55,255             Safeway
Rona Plaza                      100.0%    100.0%        37,194           Food 4 Less
Rosecrans & Inglewood           100.0%    100.0%             -               --
San Leandro Plaza               100.0%    100.0%        38,250             Safeway
Santa Ana Downtown Plaza        100.0%    100.0%        37,972           Food 4 Less
Seal Beach                      100.0%    100.0%        25,000            Pavilions
Sequoia Station                 100.0%    100.0%        62,050             Safeway
Slatten Ranch                    33.6%     73.2%             -               --
Strawflower Village             100.0%    100.0%        33,753             Safeway
Tassajara Crossing              100.0%    100.0%        56,496             Safeway
Twin Peaks Plaza                 99.7%    100.0%        44,686           Albertson's
Ventura Village Shopping Ctr    100.0%     97.9%        42,500        Von's Food & Drug
Vista Village                    69.2%     68.9%             -               --
West Park Plaza                 100.0%    100.0%        24,712             Safeway
Westlake Plaza and Center        97.5%     97.5%        41,300        Von's Food & Drug
Westridge Center                 88.7%     91.0%        50,216           Albertson's
Woodman - Van Nuys              100.0%     95.8%        77,648             Gigante
Woodside Central Plaza          100.0%    100.0%             -                --
---------------------------------------------------------------------------------------------
                                 91.4%     93.4%     1,631,548                36
=============================================================================================


                                                                                           Company Owned GLA
---------------------------------------------------------------------------------------------------------------
                                                                    Yr Const or   Year
      Property Name           JV  State      MSA          Region    Last Rnvtn  Acquired      Dec-02   Mar '03
---------------------------------------------------------------------------------------------------------------

Cherry Park Market Center           OR      Portland      Pacific      1997        1999      113,518    113,518
Hillsboro Market Center             OR      Portland      Pacific      2000        2000       67,240     67,240
Hillsboro Market Center
  Phase II                          OR      Portland      Pacific      2002        2002       83,116     83,126
McMinnville Market Center           OR      Portland      Pacific      2003        2003            -     73,913
Murrayhill Marketplace              OR      Portland      Pacific      1988        1999      149,214    149,214
Sherwood Crossroads                 OR      Portland      Pacific      1999        1999       88,489     89,189
Sherwood Market Center              OR      Portland      Pacific      1995        1999      124,256    124,257
Sunnyside 205                       OR      Portland      Pacific      1988        1999       53,094     53,094
Walker Center                       OR      Portland      Pacific      1987        1999       89,609     89,609
West Hills Plaza                    OR      Portland      Pacific      1998        1999       53,579     53,579
---------------------------------------------------------------------------------------------------------------
                                    OR                                                       822,115    896,739
===============================================================================================================

Cascade Plaza                JV-C   WA       Seattle      Pacific      1999        1999      217,657    217,657
Inglewood Plaza                     WA       Seattle      Pacific      1985        1999       17,253     17,253
James Center                 JV-M   WA       Tacoma       Pacific      1999        1999      140,240    140,240
Padden Parkway                      WA      Portland      Pacific      2002        2002       54,473     54,473
Pine Lake Village                   WA       Seattle      Pacific      1989        1999      102,953    102,953
Sammamish Highland                  WA       Seattle      Pacific      1992        1999      101,289    101,289
South Point Plaza                   WA       Seattle      Pacific      1997        1999      190,355    190,355
Southcenter Plaza                   WA       Seattle      Pacific      1990        1999       58,282     58,282
Thomas Lake Center                  WA       Seattle      Pacific      1998        1999      103,872    103,872
---------------------------------------------------------------------------------------------------------------
                                    WA                                                       986,374    986,374
---------------------------------------------------------------------------------------------------------------
Regional Totals                                           Pacific                          6,933,519  7,225,817
===============================================================================================================

                                 % Leased
---------------------------------------------------------------------------------------------
                                                   Grocery Anchor
      Property Name             Dec-02   Mar '03        GLA            Grocery Anchor
---------------------------------------------------------------------------------------------

Cherry Park Market Center        88.6%     88.6%        55,164             Safeway
Hillsboro Market Center         100.0%    100.0%        57,370           Albertson's
Hillsboro Market Center
  Phase II                       91.1%     91.0%                              --
McMinnville Market Center           NA     72.6%        53,667           Albertson's
Murrayhill Marketplace           90.2%     90.2%        41,132             Safeway
Sherwood Crossroads              87.0%     89.0%        55,150             Safeway
Sherwood Market Center           98.0%     98.0%        49,793           Albertson's
Sunnyside 205                    96.3%     96.3%             -               --
Walker Center                   100.0%    100.0%             -               --
West Hills Plaza                 98.1%     98.1%        30,154               QFC
---------------------------------------------------------------------------------------------
                                 93.7%     92.1%       342,430                 7
=============================================================================================

Cascade Plaza                    99.5%     98.7%        49,440             Safeway
Inglewood Plaza                 100.0%    100.0%             -               --
James Center                     95.5%     95.5%        68,273            Fred Myer
Padden Parkway                   96.3%     96.3%        52,443           Albertson's
Pine Lake Village               100.0%    100.0%        40,982          Quality Foods
Sammamish Highland              100.0%    100.0%        55,000             Safeway
South Point Plaza               100.0%    100.0%        55,443           Cost Cutters
Southcenter Plaza                95.2%     89.7%             -               --
Thomas Lake Center              100.0%    100.0%        50,065           Albertson's
---------------------------------------------------------------------------------------------
                                 98.8%     98.3%       371,646                 7
---------------------------------------------------------------------------------------------
Regional Totals                  92.7%     93.9%     2,345,624                50
=============================================================================================


                                                                                           Company Owned GLA
---------------------------------------------------------------------------------------------------------------
                                                                    Yr Const or   Year
      Property Name           JV  State      MSA          Region    Last Rnvtn  Acquired      Dec-02   Mar '03
---------------------------------------------------------------------------------------------------------------
      Southeast Region
      ----------------
Bonner's Point                      AL        None       Southeast     1985        1993       87,282     87,282
Country Club Ala                    AL     Montgomery    Southeast     1991        1993       67,622     67,622
Southgate Village Shopping
  Center                            AL     Birmingham    Southeast     1988        2001       75,392     75,392
The Marketplace - Alexander
  City                              AL        None       Southeast     1987        1993      162,723    162,723
Trace Crossing Shopping
  Center                            AL     Birmingham    Southeast     2001        2001       74,130     74,130
Valleydale Village Shopping
  Center                            AL     Birmingham    Southeast     2002        2002      118,466    118,466
Village in Trussville, The          AL     Birmingham    Southeast     1987        1993       59,281     59,281
---------------------------------------------------------------------------------------------------------------
                                    AL                                                       644,896    644,896
===============================================================================================================

Anastasia Plaza              JV-M   FL    Jacksonville   Southeast     1988        1993      102,342    102,342
Aventura                            FL        Miami      Southeast     1974        1994      102,876    102,876
Beneva Village Shops                FL      Sarasota     Southeast     1987        1998      141,532    141,532
Berkshire Commons                   FL       Naples      Southeast     1992        1994      106,354    106,354
Bloomingdale Square                 FL        Tampa      Southeast     1987        1998      267,935    267,935
Bolton Plaza                        FL    Jacksonville   Southeast     1988        1994      172,938    172,938
Boynton Lakes Plaza                 FL   West Palm Beach Southeast     1993        1997      130,924    130,924
Carriage Gate                       FL     Tallahassee   Southeast     1978        1994       76,833     76,833
Center of Seven Springs             FL        Tampa      Southeast     1986        1994      162,580    162,580
Chasewood Plaza                     FL   West Palm Beach Southeast     1986        1993      141,178    141,178
Chasewood Storage                   FL   West Palm Beach Southeast     1986        1993       42,810     42,810
Courtyard, The                      FL    Jacksonville   Southeast     1987        1993      137,256    137,256
East Port Plaza                     FL     Fort Pierce   Southeast     1991        1997      235,842    235,842
East Towne Shopping Center          FL       Orlando     Southeast     2002        2002       69,841     69,841
Fleming Island Shopping Ctr         FL    Jacksonville   Southeast     2000        1998      136,662    136,662
Garden Square Shopping Ctr          FL        Miami      Southeast     1991        1997       90,258     90,258
Grande Oaks                         FL     Ft. Myers-    Southeast     2000        2000       78,784     78,784
                                           Cape Coral
Highlands Square Shopping Ctr       FL    Jacksonville   Southeast     1999        1998      272,554    262,054
Julington Village            JV-C   FL    Jacksonville   Southeast     1999        1999       81,821     81,821
Kings Crossing - Sun City    JV-M   FL        Tampa      Southeast     1999        1999       75,020     75,020
Lynn Haven                          FL     Panama City   Southeast     2001        2001       63,871     63,871
Mainstreet Square Shopping
  Ctr                               FL       Orlando     Southeast     1988        1997      107,134    107,134
Mariner's Village Shopping
  Ctr                               FL       Orlando     Southeast     1986        1997      117,690    138,940
Market Place - St. Petersburg       FL        Tampa      Southeast     1983        1995       90,296     90,296
Martin Downs Village Center         FL     Fort Pierce   Southeast     1985        1993      121,946    121,946
Martin Downs Village Shoppes        FL     Fort Pierce   Southeast     1998        1993       49,773     49,773
Millhopper Shopping Center          FL     Gainesville   Southeast     1974        1993       84,065     84,065
Newberry Square                     FL     Gainesville   Southeast     1986        1994      180,524    180,524
Ocala Corners                JV-M   FL     Tallahassee   Southeast     2000        2000       86,772     86,772
Ocean Breeze Plaza                  FL     Fort Pierce   Southeast     1985        1993      108,209    108,209
Old St. Augustine Plaza             FL    Jacksonville   Southeast     1990        1996      175,459    175,459
Palm Harbour Shopping Ctr           FL    Daytona Beach  Southeast     1991        1996      172,758    172,758
Palm Trails Plaza                   FL   Fort Lauderdale Southeast     1998        1997       76,067     76,067
Peachland Promenade                 FL     Punta Gorda   Southeast     1991        1995       82,082     82,082
Pebblebrooke Plaza           JV-M   FL       Naples      Southeast     2000        2000       76,767     76,767
Pine Tree Plaza                     FL    Jacksonville   Southeast     1999        1997       60,787     60,787
Regency Court                       FL    Jacksonville   Southeast     1992        1997      218,648    218,648
Regency Square at Brandon           FL        Tampa      Southeast     1986        1993      349,848    349,848
Regency Village              JV-O   FL       Orlando     Southeast     2000        2000       83,170     83,170

                                 % Leased
---------------------------------------------------------------------------------------------
                                                   Grocery Anchor
      Property Name             Dec-02   Mar '03        GLA            Grocery Anchor
---------------------------------------------------------------------------------------------
      Southeast Region
      ----------------
Bonner's Point                   98.6%     98.6%        34,700            Winn-Dixie
Country Club Ala                 92.9%     92.9%        35,922            Winn-Dixie
Southgate Village Shopping
  Center                         97.3%     96.9%        46,733              Publix
The Marketplace - Alexander
  City                           96.4%     95.7%        47,668            Winn-Dixie
Trace Crossing Shopping
  Center                         87.2%     87.2%        51,420              Publix
Valleydale Village Shopping
  Center                         77.8%     77.4%        44,271              Publix
Village in Trussville, The       79.9%     73.6%        38,380             Bruno's
---------------------------------------------------------------------------------------------
                                 90.4%     89.6%       299,094                 7
=============================================================================================

Anastasia Plaza                  97.6%     97.1%        48,555              Publix
Aventura                         94.9%     94.9%        35,908              Publix
Beneva Village Shops             98.0%     96.3%        42,112              Publix
Berkshire Commons                97.6%     98.7%        65,537              Publix
Bloomingdale Square              99.6%     99.3%        39,795              Publix
Bolton Plaza                     96.5%     96.5%             -               --
Boynton Lakes Plaza              98.4%     98.4%        56,000            Winn-Dixie
Carriage Gate                    87.6%     87.6%             -               --
Center of Seven Springs          37.8%     38.8%        35,000            Winn-Dixie
Chasewood Plaza                  91.6%     93.8%        39,795              Publix
Chasewood Storage               100.0%    100.0%             -               --
Courtyard, The                  100.0%    100.0%        62,771           Albertson's
East Port Plaza                  55.3%     55.3%        42,112              Publix
East Towne Shopping Center       64.2%     70.2%        44,840              Publix
Fleming Island Shopping Ctr      95.9%     96.6%        47,955              Publix
Garden Square Shopping Ctr       98.6%     98.6%        42,112              Publix
Grande Oaks                      93.1%     96.4%        54,379              Publix

Highlands Square Shopping Ctr    88.8%     92.3%        84,314        Publix/Winn-Dixie
Julington Village               100.0%    100.0%        51,420              Publix
Kings Crossing - Sun City        96.8%     98.4%        51,420              Publix
Lynn Haven                       93.4%     97.8%        44,271              Publix
Mainstreet Square Shopping
  Ctr                            90.5%     93.6%        56,000            Winn-Dixie
Mariner's Village Shopping
  Ctr                            79.0%     97.3%        45,500            Winn-Dixie
Market Place - St. Petersburg    97.6%     98.8%        36,464              Publix
Martin Downs Village Center      96.7%     98.7%             -               --
Martin Downs Village Shoppes     92.3%     92.3%             -               --
Millhopper Shopping Center      100.0%    100.0%        37,244              Publix
Newberry Square                  99.4%     97.0%        39,795              Publix
Ocala Corners                   100.0%    100.0%        61,171              Publix
Ocean Breeze Plaza               84.7%     83.6%        36,464              Publix
Old St. Augustine Plaza          95.1%    100.0%        51,832              Publix
Palm Harbour Shopping Ctr        99.2%     98.8%        45,254              Publix
Palm Trails Plaza                97.6%     97.6%        59,562            Winn-Dixie
Peachland Promenade              96.9%     98.7%        48,890              Publix
Pebblebrooke Plaza              100.0%    100.0%        61,166              Publix
Pine Tree Plaza                 100.0%    100.0%        37,866              Publix
Regency Court                    79.4%     79.4%             -               --
Regency Square at Brandon        98.2%     97.1%             -               --
Regency Village                  87.5%     89.4%        54,379              Publix


                                                                                           Company Owned GLA
---------------------------------------------------------------------------------------------------------------
                                                                    Yr Const or   Year
      Property Name           JV  State      MSA          Region    Last Rnvtn  Acquired      Dec-02   Mar '03
---------------------------------------------------------------------------------------------------------------

Shoppes at 104               JV-M   FL        Miami      Southeast     1990        1998      108,190    108,192
Shops of San Marco           JV-O   FL   West Palm Beach Southeast     2002        2002       91,538     91,538
Starke (US 301 & SR 100)            FL    Jacksonville   Southeast     2000        2000       12,738     12,738
Tequesta Shoppes                    FL   West Palm Beach Southeast     1986        1996      109,937          -
Terrace Walk                        FL        Tampa      Southeast     1990        1993       50,936     50,936
Town Center at Martin Downs         FL     Fort Pierce   Southeast     1996        1996       64,546     64,546
Town Square                         FL        Tampa      Southeast     1999        1997       44,679     44,679
University Collection               FL        Tampa      Southeast     1984        1996      106,899    106,899
University Marketplace              FL        Miami      Southeast     1990        1993      129,121    129,121
Village Center 6 -Tampa             FL        Tampa      Southeast     1993        1995      181,110    181,110
Vineyard Shopping Center            FL     Tallahassee   Southeast     2001        2001       62,821     62,821
Welleby Plaza                       FL   Fort Lauderdale Southeast     1982        1996      109,949    109,949
Wellington Town Square              FL   West Palm Beach Southeast     1982        1996      105,150    105,150
Willa Springs                       FL       Orlando     Southeast     2000        2000       83,730     89,930
---------------------------------------------------------------------------------------------------------------
                                    FL                                                     6,193,550  6,100,565
===============================================================================================================

Ashford Place                       GA       Atlanta     Southeast     1993        1997       53,450     53,450
Briarcliff LaVista Shopping
  Ctr                               GA       Atlanta     Southeast     1962        1997       39,203     39,203
Briarcliff Village                  GA       Atlanta     Southeast     1990        1997      187,156    187,156
Buckhead Court                      GA       Atlanta     Southeast     1984        1997       55,229     55,229
Cambridge Square Shopping Ctr       GA       Atlanta     Southeast     1979        1996       77,629     71,699
Cromwell Square                     GA       Atlanta     Southeast     1990        1997       70,282     70,282
Cumming 400                         GA       Atlanta     Southeast     1994        1997      126,900    126,900
Delk Spectrum                       GA       Atlanta     Southeast     1991        1998      100,880    100,880
Dunwoody Hall                       GA       Atlanta     Southeast     1986        1997       89,511     89,471
Dunwoody Village                    GA       Atlanta     Southeast     1975        1997      120,597    120,597
Killian Hill Market                 GA       Atlanta     Southeast     2000        2000      113,227    113,001
LaGrange Marketplace                GA    Augusta-Aiken  Southeast     1989        1993       76,327     76,327
Loehmann's Plaza Georgia            GA       Atlanta     Southeast     1986        1997      137,601    137,601
Lovejoy Station              JV-M   GA       Atlanta     Southeast     1995        1997       77,336     77,336
Memorial Bend                       GA       Atlanta     Southeast     1995        1997      177,283    177,283
Orchard Square               JV-M   GA       Atlanta     Southeast     1987        1995       93,222     93,222
Paces Ferry Plaza                   GA       Atlanta     Southeast     1987        1997       61,696     61,696
Parkway Station                     GA        Macon      Southeast     1983        1996       94,290     94,290
Powers Ferry Square                 GA       Atlanta     Southeast     1987        1997       97,704     97,704
Powers Ferry Village                GA       Atlanta     Southeast     1994        1997       78,995     78,996
Rivermont Station                   GA       Atlanta     Southeast     1996        1997       90,267     90,267
Roswell Village              JV-C   GA       Atlanta     Southeast     1997        1997      145,334    145,334
Russell Ridge                       GA       Atlanta     Southeast     1995        1994       98,558     98,558
Sandy Plains Village I & II         GA       Atlanta     Southeast     1992        1996      175,035    175,035
---------------------------------------------------------------------------------------------------------------
                                    GA                                                     2,437,712  2,431,517
===============================================================================================================

                                 % Leased
---------------------------------------------------------------------------------------------
                                                   Grocery Anchor
      Property Name             Dec-02   Mar '03        GLA            Grocery Anchor
---------------------------------------------------------------------------------------------

Shoppes at 104                   98.6%     98.7%        46,368            Winn-Dixie
Shops of San Marco               58.6%     95.3%        44,271              Publix
Starke (US 301 & SR 100)        100.0%    100.0%             -               --
Tequesta Shoppes                 88.8%        NA             -               --
Terrace Walk                     90.2%     90.2%             -               --
Town Center at Martin Downs     100.0%    100.0%        56,146              Publix
Town Square                      99.3%     99.3%             -               --
University Collection            96.2%     98.7%        40,143           Kash N Karry
University Marketplace           85.7%     87.8%        63,139           Albertson's
Village Center 6 -Tampa          98.4%     97.1%        36,434              Publix
Vineyard Shopping Center         81.6%     81.6%        44,271              Publix
Welleby Plaza                    95.4%     97.1%        46,779              Publix
Wellington Town Square           98.9%    100.0%        36,464              Publix
Willa Springs                   100.0%     98.6%        44,271              Publix
---------------------------------------------------------------------------------------------
                                 90.9%     92.5%     2,018,169                42
=============================================================================================

Ashford Place                    98.6%     98.6%             -               --
Briarcliff LaVista Shopping
  Ctr                            89.6%     89.6%             -               --
Briarcliff Village               99.8%     99.8%        43,454              Publix
Buckhead Court                   90.5%     92.5%             -               --
Cambridge Square Shopping Ctr    92.4%    100.0%        40,852              Kroger
Cromwell Square                  95.1%     95.1%             -               --
Cumming 400                      97.0%     97.0%        56,146              Publix
Delk Spectrum                   100.0%    100.0%        45,044              Publix
Dunwoody Hall                    98.4%     99.9%        44,271              Publix
Dunwoody Village                 88.7%     90.9%        18,400           Fresh Market
Killian Hill Market              78.4%     85.8%        54,340              Publix
LaGrange Marketplace             90.3%     90.3%        46,733            Winn-Dixie
Loehmann's Plaza Georgia         92.2%     90.7%             -               --
Lovejoy Station                 100.0%     95.6%        47,955              Publix
Memorial Bend                    93.4%     92.0%        56,146              Publix
Orchard Square                   96.1%     96.1%        44,271              Publix
Paces Ferry Plaza               100.0%    100.0%             -               --
Parkway Station                  83.0%     78.8%        42,130              Kroger
Powers Ferry Square              89.5%     89.5%             -               --
Powers Ferry Village             99.9%     99.9%        47,955              Publix
Rivermont Station               100.0%    100.0%        58,261              Kroger
Roswell Village                  79.8%     81.1%        37,888              Publix
Russell Ridge                   100.0%    100.0%        63,296              Kroger
Sandy Plains Village I & II      91.9%     91.9%        60,009              Kroger
---------------------------------------------------------------------------------------------
                                 93.2%     93.5%       807,151                17
=============================================================================================


                                                                                           Company Owned GLA
---------------------------------------------------------------------------------------------------------------
                                                                    Yr Const or   Year
      Property Name           JV  State      MSA          Region    Last Rnvtn  Acquired      Dec-02   Mar '03
---------------------------------------------------------------------------------------------------------------

Bent Tree Plaza                     NC       Raleigh     Southeast     1994        1998       79,503     79,503
Carmel Commons                      NC      Charlotte    Southeast     1979        1997      132,651    132,651
Garner Towne Square                 NC       Raleigh     Southeast     1998        1998      221,576    221,776
Glenwood Village                    NC       Raleigh     Southeast     1983        1997       42,864     42,864
Kernersville Marketplace SC         NC     Greensboro    Southeast     1997        1998       72,590     72,590
Lake Pine Plaza                     NC       Raleigh     Southeast     1997        1998       87,691     87,691
Maynard Crossing Shopping Ctr       NC       Raleigh     Southeast     1997        1998      122,814    122,814
Oakley Plaza                 JV     NC      Asheville    Southeast     1988        1997      118,728          -
Sedgefield Village                  NC     Greensboro    Southeast     2000        2000       56,630          -
Southpoint Crossing                 NC       Raleigh     Southeast     1998        1998      103,128    103,128
Union Square Shopping Center        NC      Charlotte    Southeast     1989        1996       97,191     97,191
Woodcroft Shopping Center           NC       Raleigh     Southeast     1984        1996       89,835     89,835
---------------------------------------------------------------------------------------------------------------
                                    NC                                                     1,225,201  1,050,043
===============================================================================================================

Merchants Village            JV-M   SC     Charleston    Southeast     1997        1997       79,724     79,724
Murray Landing                      SC      Columbia     Southeast     2002        2002       64,041     64,441
Pelham Commons                      SC     Greenville    Southeast     2002        2002       76,271     76,541
Queensborough Shopping Ctr   JV-O   SC     Charleston    Southeast     1993        1998       82,333     82,333
Rosewood Shopping Center            SC      Columbia     Southeast     2001        2001       36,887     36,887
---------------------------------------------------------------------------------------------------------------
                                    SC                                                       339,256    339,926
===============================================================================================================

Dickson (Hwy 46 & 70)               TN                   Southeast     1998        1998       10,908     10,908
Harpeth Village                     TN      Nashville    Southeast     1998        1997       70,091     70,091
Nashboro Village                    TN      Nashville    Southeast     1998        1998       86,811     86,811
Northlake Village                   TN      Nashville    Southeast     1988        2000      151,629    151,629
Peartree Village                    TN      Nashville    Southeast     1997        1997      114,795    114,795
West End Avenue                     TN      Nashville    Southeast     1998        1998       10,000     10,000
---------------------------------------------------------------------------------------------------------------
                                    TN                                                       444,234    444,234
---------------------------------------------------------------------------------------------------------------
Regional Totals                                          Southeast                        11,284,849 11,011,181
===============================================================================================================

    Southwest Region
Carefree Marketplace                AZ       Phoenix     Southwest     2000        2000       24,697     24,697
Palm Valley Marketplace      JV-C   AZ       Phoenix     Southwest     1999        2001      107,630    107,630
Paseo Village                       AZ       Phoenix     Southwest     1998        1999       92,399     92,399
Pima Crossing                       AZ       Phoenix     Southwest     1996        1999      236,539    236,539
Stonebridge Center                  AZ       Phoenix     Southwest     2000        2000       30,235     30,235
The Provinces Shopping Ctr          AZ       Phoenix     Southwest     2000        2000       34,201     34,201
---------------------------------------------------------------------------------------------------------------
                                    AZ                                                       525,701    525,701
===============================================================================================================

Boulevard Center                    CO       Denver      Southwest     1986        1999       88,511     88,511
Buckley Square                      CO       Denver      Southwest     1978        1999      111,146    111,146
Centerplace of Greeley              CO       Greeley     Southwest     2002        2002      148,110    148,110
Cheyenne Meadows Center      JV-M   CO  Colorado Springs Southwest     1998        1998       89,893     89,893
Crossroads Commons           JV-C   CO       Boulder     Southwest     1986        2001      144,288    144,288
Hilltop Village                     CO       Denver      Southwest     2002        2002       99,836     99,836
Jackson Creek Crossing              CO  Colorado Springs Southwest     1999        1998       85,263     85,263
Leetsdale Marketplace               CO       Denver      Southwest     1993        1999      119,916    119,916
Littleton Square                    CO       Denver      Southwest     1997        1999       94,257     94,257
Lloyd King Center                   CO       Denver      Southwest     1998        1998       83,326     83,326
New Windsor Marketplace             CO       Greeley     Southwest     2002        2002       94,950     94,950
Redlands Marketplace                CO   Grand Junction  Southwest     1999        1999       14,659          -
Stroh Ranch Center                  CO       Denver      Southwest     1998        1998       93,436     93,436
Willow Creek Center          JV-C   CO       Denver      Southwest     1985        2001      166,421    166,421
Woodmen Plaza                       CO  Colorado Springs Southwest     1998        1998      104,558    104,558
---------------------------------------------------------------------------------------------------------------
                                    CO                                                     1,538,570  1,523,911
===============================================================================================================

                                 % Leased
---------------------------------------------------------------------------------------------
                                                   Grocery Anchor
      Property Name             Dec-02   Mar '03        GLA            Grocery Anchor
---------------------------------------------------------------------------------------------

Bent Tree Plaza                 100.0%    100.0%        54,153              Kroger
Carmel Commons                   98.0%     94.4%        14,300           Fresh Market
Garner Towne Square             100.0%    100.0%        57,590              Kroger
Glenwood Village                 86.2%     91.8%        27,764          Harris Teeter
Kernersville Marketplace SC      97.9%     97.9%        57,590          Harris Teeter
Lake Pine Plaza                 100.0%    100.0%        57,590              Kroger
Maynard Crossing Shopping Ctr    97.8%     97.8%        55,973              Kroger
Oakley Plaza                     98.5%      0.0%             -               --
Sedgefield Village               76.9%      0.0%             -               --
Southpoint Crossing             100.0%    100.0%        59,160              Kroger
Union Square Shopping Center    100.0%    100.0%        33,000          Harris Teeter
Woodcroft Shopping Center        98.4%     98.4%        40,832            Food Lion
---------------------------------------------------------------------------------------------
                                 97.6%     98.4%       457,952                10
=============================================================================================

Merchants Village               100.0%    100.0%        37,888              Publix
Murray Landing                   76.6%     78.3%        44,840              Publix
Pelham Commons                   58.0%     57.8%        44,271              Publix
Queensborough Shopping Ctr      100.0%    100.0%        65,796              Publix
Rosewood Shopping Center         95.1%     95.1%        27,887              Publix
---------------------------------------------------------------------------------------------
                                  85.6%    85.9%       220,682                 5
=============================================================================================

Dickson (Hwy 46 & 70)           100.0%    100.0%             -                --
Harpeth Village                 100.0%    100.0%        55,377              Publix
Nashboro Village                 96.8%     96.8%        61,224              Kroger
Northlake Village                88.1%     95.2%        64,537              Kroger
Peartree Village                100.0%    100.0%        65,538          Harris Teeter
West End Avenue                 100.0%    100.0%             -                --
---------------------------------------------------------------------------------------------
                                 95.3%     97.7%       246,676                 4
---------------------------------------------------------------------------------------------
Regional Totals                  92.1%     93.1%     4,049,724                85
=============================================================================================

    Southwest Region
Carefree Marketplace             89.3%     89.3%        60,948              Fry's
Palm Valley Marketplace          98.1%     98.1%        55,403             Safeway
Paseo Village                    97.5%     97.5%        23,800               ABCO
Pima Crossing                    99.5%     99.5%             -               --
Stonebridge Center               78.4%     78.4%        55,250             Safeway
The Provinces Shopping Ctr       80.8%     80.8%        55,256             Safeway
---------------------------------------------------------------------------------------------
                                 95.9%     95.9%       250,657                 5
=============================================================================================

Boulevard Center                 96.3%     90.4%        52,700             Safeway
Buckley Square                   94.5%     95.8%        62,400           King Soopers
Centerplace of Greeley           39.2%     39.2%        58,092             Safeway
Cheyenne Meadows Center          94.1%     98.4%        69,913           King Soopers
Crossroads Commons              100.0%    100.0%        40,846           Whole Foods
Hilltop Village                  67.3%     66.1%        67,150           King Soopers
Jackson Creek Crossing          100.0%    100.0%        69,913           King Soopers
Leetsdale Marketplace           100.0%    100.0%        62,600             Safeway
Littleton Square                 97.7%     97.7%        49,751           King Soopers
Lloyd King Center                98.4%    100.0%        61,040           King Soopers
New Windsor Marketplace          69.0%     69.0%        65,550           King Soopers
Redlands Marketplace                7%        NA             -               --
Stroh Ranch Center               98.5%    100.0%        69,719           King Soopers
Willow Creek Center              98.9%     97.4%        53,294             Safeway
Woodmen Plaza                   100.0%    100.0%        69,716           King Soopers
---------------------------------------------------------------------------------------------
                                 88.5%     88.6%       852,684                14
=============================================================================================


                                                                                           Company Owned GLA
---------------------------------------------------------------------------------------------------------------
                                                                    Yr Const or   Year
      Property Name           JV  State      MSA          Region    Last Rnvtn  Acquired      Dec-02   Mar '03
---------------------------------------------------------------------------------------------------------------

Alden Bridge                        TX       Houston     Southwest     1998        2002      138,952    138,952
Arapaho Village                     TX       Dallas      Southwest     1997        1999      103,033    103,033
Atascocita Center                   TX       Houston     Southwest     2002        2002       94,180     94,180
Bethany Park Place Shopping
  Ctr                               TX       Dallas      Southwest     1998        1998       74,067     74,066
Casa Linda Plaza                    TX       Dallas      Southwest     1997        1999      324,639    324,639
Champion Forest Shopping Ctr        TX       Houston     Southwest     1983        1999      115,247    115,247
Cochran's Crossing                  TX       Houston     Southwest     1994        2002      138,192    138,192
Coles Center                        TX       Houston     Southwest     2001        2001       42,063     42,063
Cooper Street Plaza                 TX     Fort Worth    Southwest     1992        1999      133,196    133,196
Creekside Plaza              JV-O   TX     Fort Worth    Southwest     1998        1998       96,816     96,816
Fort Bend Market                    TX       Houston     Southwest     2000        2000       30,158     30,158
Hancock Center                      TX       Austin      Southwest     1998        1999      410,438    410,438
Hebron Parkway Plaza         JV-M   TX       Dallas      Southwest     1999        1999       46,800     46,800
Hillcrest Village                   TX       Dallas      Southwest     1991        1999       14,530     14,530
Indian Springs Center        JV-O   TX       Houston     Southwest     2002        2002      135,977    135,977
Keller Town Center                  TX     Fort Worth    Southwest     1999        1999      114,937    114,937
Kleinwood Center                    TX       Houston     Southwest     2002        2002      152,959    152,906
Lebanon/Legacy Center               TX       Dallas      Southwest     2000        2000       56,802     56,802
MacArthur Park - Phase 2     JV-C   TX       Dallas      Southwest     1999        1999      198,443    198,443
Main Street Center                  TX       Dallas      Southwest     2002        2002       32,680     32,680
Market at Preston Forest, The       TX       Dallas      Southwest     1990        1999       90,171     90,171
Market at Round Rock, The           TX       Austin      Southwest     1987        1999      123,347    123,347
Matlock Center                      TX       Dallas      Southwest     2000        2000       40,139     40,139
Mills Pointe                        TX       Dallas      Southwest     1986        1999      126,186    126,186
Mockingbird Commons                 TX       Dallas      Southwest     1987        1999      121,564    121,564
North Hills Town Center             TX       Austin      Southwest     1995        1999      144,019    144,019
Northview Plaza                     TX       Dallas      Southwest     1991        1999      116,016    116,016
Overton Park Plaza           JV-C   TX     Fort Worth    Southwest     1991        2001      350,856    350,856
Panther Creek                       TX       Houston     Southwest     1994        2002      164,080    164,080
Preston Park Village                TX       Dallas      Southwest     1985        1999      273,396    273,396
Prestonbrook Crossing               TX       Dallas      Southwest     1998        1998       91,274     91,274
Prestonwood Park                    TX       Dallas      Southwest     1999        1999      101,024    101,024
Rockwall                            TX       Dallas      Southwest     2002        2002       65,644     65,644
Shiloh Springs                      TX       Dallas      Southwest     1998        1998      110,040    110,040
Southlake - Village Center   JV-O   TX     Fort Worth    Southwest     1998        1998      118,092    118,092
Southpark                           TX        Tyler      Southwest     1997        1999      146,758    146,758
Sterling Ridge                      TX       Houston     Southwest     2000        2002      128,643    128,643
Sweetwater Plaza             JV-C   TX       Houston     Southwest     2000        2001      134,045    134,045
Trophy Club                         TX     Fort Worth    Southwest     1999        1999      106,607    106,607
Valley Ranch Centre                 TX       Dallas      Southwest     1997        1999      117,187    117,187
---------------------------------------------------------------------------------------------------------------
                                    TX                                                     5,123,197  5,123,143
---------------------------------------------------------------------------------------------------------------
Regional Totals                                         Southwest                          7,187,468  7,172,755
===============================================================================================================



---------------------------------------------------------------------------------------------------------------
Regency Centers Total                                                                     29,482,626 29,572,069
===============================================================================================================

                                 % Leased
---------------------------------------------------------------------------------------------
                                                   Grocery Anchor
      Property Name             Dec-02   Mar '03        GLA            Grocery Anchor
---------------------------------------------------------------------------------------------

Alden Bridge                    100.0%    100.0%        67,768              Kroger
Arapaho Village                  98.0%     98.0%        43,256            Tom Thumb
Atascocita Center                66.6%     69.7%        62,680              Kroger
Bethany Park Place Shopping
  Ctr                           100.0%    100.0%        58,374              Kroger
Casa Linda Plaza                 83.7%     84.5%        59,561           Albertson's
Champion Forest Shopping Ctr     94.2%     92.6%        56,457          Randall's Food
Cochran's Crossing              100.0%    100.0%        63,449              Kroger
Coles Center                     88.1%     93.4%        67,493          Randall's Food
Cooper Street Plaza             100.0%    100.0%             -               --
Creekside Plaza                 100.0%     98.6%        60,932              Kroger
Fort Bend Market                 72.2%     63.7%        67,106              Kroger
Hancock Center                   91.2%     91.2%        90,217              H.E.B.
Hebron Parkway Plaza             94.9%     94.9%        59,460           Albertson's
Hillcrest Village               100.0%    100.0%             -               --
Indian Springs Center            57.5%     57.5%        78,132              H.E.B.
Keller Town Center               95.1%     95.1%        63,631            Tom Thumb
Kleinwood Center                 57.6%     64.8%        78,348              H.E.B.
Lebanon/Legacy Center            31.4%     36.9%        62,804           Albertson's
MacArthur Park - Phase 2        100.0%    100.0%        63,373              Kroger
Main Street Center               18.2%     22.5%        62,322           Albertson's
Market at Preston Forest, The   100.0%    100.0%        50,365            Tom Thumb
Market at Round Rock, The        98.3%     99.1%        63,800           Albertson's
Matlock Center                   34.5%     34.5%        42,000             Wal-Mart
Mills Pointe                     92.1%     93.5%        52,688            Tom Thumb
Mockingbird Commons              86.3%     86.3%        48,525            Tom Thumb
North Hills Town Center          98.9%     98.9%        60,465              H.E.B.
Northview Plaza                  91.1%     91.1%        58,890              Kroger
Overton Park Plaza               99.1%     96.8%        59,561           Albertson's
Panther Creek                    95.1%     95.1%        65,800          Randall's Food
Preston Park Village             78.5%     76.3%        52,688            Tom Thumb
Prestonbrook Crossing            96.9%     98.5%        63,373              Kroger
Prestonwood Park                 85.9%     85.9%        62,322           Albertson's
Rockwall                          0.0%      0.0%        57,017            Tom Thumb
Shiloh Springs                  100.0%     96.2%        60,932              Kroger
Southlake - Village Center       97.0%     95.7%        60,932              Kroger
Southpark                        94.4%     94.4%        54,980           Albertson's
Sterling Ridge                  100.0%    100.0%        63,373              Kroger
Sweetwater Plaza                 92.7%     93.2%        65,241              Kroger
Trophy Club                      83.8%     83.8%        63,654            Tom Thumb
Valley Ranch Centre              89.0%     89.9%        55,750            Tom Thumb
---------------------------------------------------------------------------------------------
                                 88.1%     88.2%     2,327,719                38
---------------------------------------------------------------------------------------------
Regional Totals                  88.8%     88.8%     3,431,060                57
=============================================================================================



---------------------------------------------------------------------------------------------
Regency Centers Total            91.5%     92.2%    11,749,139               224
=============================================================================================


                             JV-C:    Joint Venture with Columbia Regency Retail
                                      Partners (Oregon Public Employees
                                      Retirement Fund)
                             JV-M:    Joint Venture with Macquarie CountryWide
                                      U.S.
                             JV-O:    Other, single property joint ventue

SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS
March 31, 2003
--------------------------------------------------------------------------------

                                                           % to                        % of
                                                           Company                   Annualized     # of
                                                          Owned GLA    Annualized     Company       Leased
                 Tenant                       Tenant GLA     (C)       Base Rent    Base Rent (C)   Stores
===========================================================================================================

Kroger                                        3,508,194     11.9%      29,851,405     9.11%          59
Publix                                        2,403,191     8.1%       19,768,421     6.03%          52
Safeway                                       1,727,568     5.8%       15,260,409     4.66%          35
Albertsons                                      966,645     3.3%        9,242,175     2.82%          17
Blockbuster                                     395,004     1.3%        7,430,500     2.27%          71
Winn Dixie                                      579,493     2.0%        4,118,618     1.26%          12
H.E.B. Grocery                                  308,030     1.0%        3,865,550     1.18%           4
Hallmark                                        224,100     0.8%        3,438,727     1.05%          53
Long's Drugs                                    233,845     0.8%        2,771,270     0.85%          10
Walgreens                                       238,286     0.8%        2,736,177     0.84%          17
Kohl's Department Store                         178,213     0.6%        2,372,488     0.72%           2
Barnes & Noble                                  144,497     0.5%        2,340,442     0.71%           7
Starbucks                                        82,532     0.3%        2,203,352     0.67%          54
Petco                                           131,791     0.4%        2,143,075     0.65%          10
Eckerd (JC Penney)                              177,192     0.6%        2,036,536     0.62%          19
Mail Boxes, Etc.                                106,675     0.4%        1,992,232     0.61%          76
Harris Teeter                                   183,892     0.6%        1,941,870     0.59%           4
T.J. Maxx / Marshalls                           242,976     0.8%        1,841,634     0.56%           9
Subway                                           81,456     0.3%        1,764,851     0.54%          66
Shoppers Food Warehouse/ Supervalu              115,894     0.4%        1,671,710     0.51%           2
H & R Block                                      96,567     0.3%        1,635,414     0.50%          59




                                                                                                 # of Stores
GLA owned & occupied by the anchor not included above:                             # of Stores    w/ Leased
------------------------------------------------------                             -----------    ---------

Albertsons                                      439,518                                 7            24
Safeway                                         574,016                                11            46
Fry's / Kroger                                  128,054                                 2            61
Target                                          768,709                                 6             8
Wal-Mart                                         42,000                                 1             5
                                         ---------------
                                              1,952,297
                                         ===============


(C)GLA and Annualized Company base rent includes all joint ventures and properties under development

TENANT LEASE EXPIRATIONS

The following table sets forth, for all leases in place as of March 31, 2003 a schedule of the lease expirations of operating properties for the next ten years, assuming that no tenants exercise renewal options:

                                                            In-Place
                                        Percent of          Minimum              Percent of
    Lease                                 Total            Rent Under              Total
  Expiration                             Company            Expiring              Minimum
    Year            Expiring GLA           SF                Leases               Rent (2)
===========================================================================================

     (1)               288,021             1.1%              4,073,908              1.3%
    2003             1,225,143             4.8%             19,514,475              6.0%
    2004             2,229,056             8.7%             34,487,601             10.6%
    2005             2,413,756             9.4%             36,763,838             11.3%
    2006             2,659,259            10.3%             38,223,388             11.7%
    2007             3,013,700            11.7%             43,601,032             13.4%
    2008             1,668,059             6.5%             18,023,782              5.5%
    2009               792,274             3.1%              9,343,109              2.9%
    2010               925,660             3.6%             10,990,510              3.4%
    2011             1,102,670             4.3%             13,772,123              4.2%
    2012             1,317,847             5.1%             17,502,146              5.4%
                  =========================================================================
10 Year Total       17,635,445            68.5%            246,295,912             75.6%

Thereafter           8,123,692            31.5%             79,383,969             24.4%
                  -------------------------------------------------------------------------
                    25,759,137           100.0%            325,679,881            100.0%


-------------------------------------------------------------------------------------------
(1) Leases currently under month to month lease or in process of renewal

Total rent includes minimum rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

EARNINGS and VALUATION GUIDANCE
March 31, 2003
--------------------------------------------------------------------------------


($000s except per share numbers)                                            Annual
                                                          --------------------------------------------
                                                             2001A          2002A          2003E             1Q03A
                                                          -------------------------------------------------------------


FFO / Share (for actuals please see related press release)                             $3.02 - $3.06

Operating Portfolio
  Occupancy                                                  94.9%          94.8%          95.0%             94.9%
  Same store growth                                          3.2%           3.0%         2% - 2.5%            1.6%
  Rental growth                                              10.5%          10.8%         6% - 8%             9.7%
  Recovery rate                                              78.0%          79.0%        78% -82%            80.7%
  Percentage rent                                           $5,834         $5,443     $5,200 - $5,800         $310

Investment Activity
  Acquisitions - 100% REG owned                            $103,226       $106,704        $15,494           $15,494
  Acquisition cap rate                                       9.1%           8.5%           8.7%               8.7%

  JV Acquisitions (gross $)                                $185,210       $246,773        $70,000              $0
  JV Acquisition cap rate                                    9.3%           9.0%         8% - 8.5%
  REG % Ownership                                             21%            23%            20%

  Dispositions - op. properties                             $38,363       $258,023   $100,000 - $125,000    $15,565
  Dispositions cap rate                                      9.6%           9.5%         9% - 10%             8.8%

  Development starts                                       $155,700       $335,505       $300,000           $12,400
  Development stabilizations - net                         $177,979       $287,049   $200,000 - $250,000    $72,810
    development costs
  NOI yield on net dev. Costs                                10.4%          10.4%       10% - 10.5%          10.4%
  Development stabilizations - total                       $192,486       $310,206   $220,000 - $270,000    $83,225
    costs after out parcel allocation
  NOI yield on total costs after                             9.6%           9.6%        9.3% - 9.8%           9.1%
    out parcel allocation
  Out parcel sales gains                                    $16,909        $6,202    $10,000 - $15,000       $2,483
  Third party fees and commissions                          $3,437         $4,617         $6,000             $1,561

Financing Assumptions
  Projected development funding (in process
     properties only)
  Debt / total assets before depreciation                     42%           40.3%          <43%              43.1%
  Unsecured/secured debt offerings                         $220,000       $250,000
  --  interest rate                                          8.0%           6.75%
  Capitalized interest/gross interest                        22.4%          13.8%                            11.6%
  Capitalized interest                                      $21,195        $13,754                           $2,785


Net Asset Valuation Guidance                                 1Q03
  Expansion land and out parcels available                   38.94
  -- estimated market value                                 $20,849
  NOI from CIP properties                                   $1,177
  Straight-line rent receivable                             $20,233

($000s except per share numbers)                                    Quarterly
                                                             ------------------------------------------
                                                                   2Q03E           3Q03E          4Q03E
                                                             ------------------------------------------


FFO / Share (for actuals please see related press release)     $0.65 - $0.70

Operating Portfolio
  Occupancy
  Same store growth
  Rental growth
  Recovery rate
  Percentage rent

Investment Activity
  Acquisitions - 100% REG owned
  Acquisition cap rate

  JV Acquisitions (gross $)
  JV Acquisition cap rate
  REG % Ownership

  Dispositions - op. properties
  Dispositions cap rate

  Development starts
  Development stabilizations - net
    development costs
  NOI yield on net dev. Costs
  Development stabilizations - total
    costs after out parcel allocation
  NOI yield on total costs after
    out parcel allocation
  Out parcel sales gains
  Third party fees and commissions

Financing Assumptions
  Projected development funding (in process
     properties only)
  Debt / total assets before depreciation
  Unsecured/secured debt offerings
  --  interest rate
  Capitalized interest/gross interest
  Capitalized interest


Net Asset Valuation Guidance
  Expansion land and out parcels available
  -- estimated market value
  NOI from CIP properties
  Straight-line rent receivable



In addition to historical information, the information in this Supplemental Information Package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and the mprovalsiandhmeetingency operates, management's beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, changes in national and local economic conditions, financial difficulties of tenants, competitive market conditions including pricing of acquisitions and sales of properties and out parcels, changes in expected leasing activity and market rents, timing of acquisitions, development starts and sales of properties and out parcels, weather, obtaining government approvals and meeting development schedules.

During the quarter, Regency's corporate representatives may reiterate these forward-looking statements during private meetings with investors, investment analysts, the media and others. At the same time, Regency will keep this information publicly available on its web site www.RegencyCenters.com. The public can continue to rely on this information as still being Regency's current expectations, unless Regency publishes a notice stating otherwise.

RECONCILIATION OF FFO GUIDANCE TO NET INCOME
--------------------------------------------------------------------------------

All numbers are per share except weighted average shares


                                                                       Three Months Ended          Full Year 2003
                                                                        ------------------         --------------
                                                                          June 30, 2003
                                                                          -------------

Funds From Operations Guidance:

  Net income for common stockholders                                        $0.40       $0.45             $1.85        $1.89
   Add (Less):
    Depreciation expense and Amortization                                   $0.29       $0.29             $1.17        $1.17
    Loss (gain) on sale of operating properties                            ($0.05)      $0.05)           ($0.09)      ($0.09)
    Preferred stock dividends                                               $0.00       $0.00             $0.03        $0.03
    Minority interest of exchangeable partnership units                     $0.01       $0.01             $0.06        $0.06
                                                                       -----------------------        ------------------------

                Funds from Operations                                       $0.65       $0.70             $3.02        $3.06
                                                                       =======================        ========================

                Weighted Average Shares (000's)                            62,349                                     62,311





Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and the most meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company's taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of preferred stock dividends.